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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement        [ ]     Confidential, for Use of
                                                    the Commission Only (as
                                                    permitted by Rule
                                                    14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Contango Oil & Gas Company
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                (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required

         [ ] Fee computed on table below per Exchange ct Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, schedule or registration statement no.:

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         (3) Filing party:

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         (4) Date filed:

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                           CONTANGO OIL & GAS COMPANY
                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 2000

Dear Stockholder,

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Contango Oil & Gas Company, which will be held at the Renaissance Hotel, 6 Greenway Plaza East, Houston, Texas 77046, on Monday, November 20, 2000 at 10:00 a.m., local time.

     At the Annual Meeting you will be asked to vote on the following matters:

          (1) To consider a proposal to approve a merger to effect a change in the Company's state of incorporation from Nevada to Delaware and with the change, to effect a contemporaneous two for one reverse stock split;

          (2) To elect our board of directors to serve until the annual meeting of stockholders in 2001;

          (3) To ratify the selection of Arthur Andersen, LLP as independent public accountants for the fiscal year ending June 30, 2001; and

          (4) To conduct any other business which is properly raised at the meeting.

     STOCKHOLDERS WHO OWNED SHARES OF CONTANGO OIL & GAS COMPANY'S COMMON STOCK, PAR VALUE $0.04 PER SHARE, SERIES A SENIOR CONVERTIBLE CUMULATIVE PREFERRED STOCK, PAR VALUE $0.04 PER SHARE, AND SERIES B SENIOR CONVERTIBLE CUMULATIVE PREFERRED STOCK, PAR VALUE $0.04 PER SHARE, AT THE CLOSE OF BUSINESS ON OCTOBER 9, 2000 ARE ENTITLED TO RECEIVE NOTICE OF AND TO ATTEND AND VOTE AT THE ANNUAL MEETING.

     AS A STOCKHOLDER OF CONTANGO OIL & GAS COMPANY, YOU HAVE THE RIGHT TO VOTE ON THE PROPOSALS LISTED ABOVE AND WITH RESPECT TO PROPOSAL 1, YOU MAY BE ENTITLED TO ASSERT DISSENTERS' RIGHTS UNDER NEVADA REVISED STATUTES 92A.300 TO 92A.500, INCLUSIVE. PLEASE READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION FOR YOU TO CONSIDER WHEN DECIDING HOW TO VOTE. YOUR VOTE IS IMPORTANT.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A postage-paid return envelope is enclosed for your convenience. If you decide to attend the Annual Meeting, you can, if you wish, revoke your proxy and vote in person. If you have any questions, please contact us through our Web Site at www.contango-oandg.com or write us at 3700 Buffalo Speedway, Suite 960, Houston, Texas 77098.

                                            By order of the Board of Directors,

                                            /s/ KENNETH R. PEAK

                                            Kenneth R. Peak
                                            Chairman, President and Chief
                                            Executive Officer

Houston, Texas
October 16, 2000

                           CONTANGO OIL & GAS COMPANY
                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098

                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 2000

                             ---------------------

To our Stockholders:

     The board of directors (the "Board") of Contango Oil & Gas Company, a Nevada corporation (the "Company" or "Contango"), is furnishing you with this Proxy Statement in connection with its solicitation of your proxy, in the form enclosed, for use at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Renaissance Hotel, 6 Greenway Plaza East, Houston, Texas 77046 on Monday, November 20, 2000 at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     We are mailing this Proxy Statement to you on or about October 16, 2000, together with the accompanying proxy card and the Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2000.

     We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the proxy card and return it promptly in the return envelope provided.

                             QUESTIONS AND ANSWERS

 1. Q: WHO IS ASKING FOR MY PROXY?

    A: Your proxy is being solicited by our Board for use at our Annual Meeting.
       Our directors and officers may also solicit proxies on behalf of our Board, in person or by telephone, facsimile, mail or e-mail. If our directors, officers or employees solicit proxies they will not be specially compensated. Contango will pay all costs and expenses of this proxy solicitation.

 2. Q: WHAT ARE STOCKHOLDERS BEING ASKED TO VOTE ON?

    A: At our Annual Meeting, stockholders will be asked to vote:

       - To change the Company's state of incorporation from Nevada to Delaware and with the change, to effect a contemporaneous two for one reverse stock split;

       - To elect our board of directors to serve until the annual meeting of stockholders in 2001;

       - To ratify the selection of Arthur Andersen, LLP as independent public accountants for the fiscal year ending June 30, 2001; and

       - On any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

 3. Q: WHO IS ENTITLED TO VOTE?

    A: The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on October 9, 2000 (the "Record Date"). As of the Record Date, the Company had outstanding 22,926,415 shares of common stock, par value $0.04 per share (the "Common Stock"), 2,500 shares of Series A senior convertible cumulative preferred shares, par value

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       $0.04 per share ("Series A Preferred Stock"), and 5,000 shares of Series
       B senior convertible cumulative preferred Shares, par value $0.04 per share ("Series B Preferred Stock"). Only holders of record of the Company's Common Stock, Series A Preferred Stock, and Series B Preferred Stock at the close of business on the Record Date are entitled to notice of, and to vote at the Annual Meeting.

 4. Q: HOW MANY SHARES MAY VOTE AT THE ANNUAL MEETING?

    A: The holders of the Company's Common Stock, Series A Preferred Stock and
       Series B Preferred Stock vote together as a single class at the Annual Meeting and any adjournment thereof, on the election of directors and the ratification of the appointment of Arthur Andersen, LLP as the Company's independent public accountant, with each record holder of Common Stock entitled to one vote per share of Common Stock, each record holder of Series A Preferred Stock entitled to 0.8 votes per share of Series A Preferred Stock and each record holder of Series B Preferred Stock entitled to 0.455 votes per share of Series B Preferred Stock. The holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock shall vote as separate classes with respect to the proposal to change the Company's state of incorporation from Nevada to Delaware and with the change, to effect a contemporaneous two for one reverse stock split.

 5. Q: HOW DO I VOTE MY SHARES?

    A: A proxy card is included with the proxy materials being sent to you. The proxy card allows you to specify how you want your shares voted as to each proposal listed. The proxy card provides space for you to:

       - Vote for or against, or abstain from voting on, the change of the Company's state of incorporation from Nevada to Delaware and with the change, to effect a contemporaneous two for one reverse stock split;

       - Vote for, or withhold authority to vote for, each nominee for the Board; and

       - Vote for or against, or abstain from voting on, the ratification of the selection of Arthur Andersen, LLP as independent public accountants for the fiscal year ending June 30, 2001.

       If the proxy card is properly signed and returned to us, shares covered by the proxy card will be voted in accordance with the directions you specify on the card. The person named as proxy on the proxy card is Kenneth R. Peak, the Company's President and Chief Executive Officer. Any stockholder who wishes to name a different person as his or her proxy may do so by crossing out the name of the designated proxy and inserting the name of the other person to act as his or her proxy. In such a case, the stockholder would have to sign the proxy card and deliver it to the person named as his or her proxy, and that person would have to be present and vote at the Annual Meeting. Any proxy card so marked should not be mailed to the Company.

       If you return a signed proxy card without having specified any choices, the person named as proxy will vote the shares represented at the Annual Meeting and any adjournment thereof as follows:

       - FOR the change of the Company's state of incorporation from Nevada to Delaware and with the change, to effect a contemporaneous two for one reverse stock split;

       - FOR the election of each nominee for director;

       - FOR ratification of the appointment of Arthur Andersen, LLP as independent public accountants for the fiscal year ending June 30, 2001; and

       - At the discretion of the person named as proxy, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

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

 6. Q: HOW WILL YOU APPORTION MY VOTES?

    A: The Company's Bylaws provide that you, as a stockholder of record on the Record Date, may cast a portion of your votes in favor of each proposal and refrain from casting the remaining votes or cast the same against the proposal except in the case of the election of nominees for director. If you do not specify the number of affirmative votes with respect to a proposal to elect directors, it will be presumed that all of your shares are being cast as affirmative votes.

 7. Q: HOW DOES THE BOARD RECOMMEND I VOTE?

    A: The Board unanimously recommends that you vote to "Approve" each of the matters to be voted on at the Annual Meeting.

       Our executive officers, directors and nominees for director who own shares of Common Stock have advised us that they intend to vote their shares in favor of the proposals presented in this Proxy Statement. As of the Record Date, executive officers, directors and nominees for director collectively owned 3,182,967 shares of Common Stock, representing 13.9% of the total shares of Common Stock outstanding and 11.7% of the total shares entitled to vote. Trust Company of America ("TCW") which holds 3,703,704 shares of the issued and outstanding Common Stock and all of the Series A Preferred Stock which, if converted, constitutes 2,000,000 shares of Common Stock, has advised us that it intends to vote its shares in favor of the proposals presented in this Proxy Statement. TCW's shares represent 21% of the total shares entitled to vote. In addition, Aquila Energy Capital Corporation ("Aquila") which holds all of the Series B Preferred Stock which, if converted constitutes 2,272,727 shares of the issued and outstanding Common Stock and the Southern Ute Indian Tribe doing business as Southern Ute Indian Growth Fund ("SUIT") which holds 5,000,000 shares of issued and outstanding Common Stock have advised us that they intend to vote their shares in favor of the proposals presented in this Proxy Statement. Aquila's shares represent 8.4% of the total shares entitled to vote. SUIT's shares represent 18.4% of the total shares entitled to vote. See "Security Ownership of Certain Beneficial Owners and Management."

 8. Q: WHAT VOTE IS REQUIRED?

    A: Proposal 1, the reincorporation of the Company in Delaware, will require an affirmative vote of a majority of each of the outstanding shares of the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, voting as separate classes at the Annual Meeting. Proposal 2, the election of directors, will require an affirmative vote of a majority of the shares present and voting at the Annual Meeting. Proposal 3, the ratification of the appointment of Arthur Andersen, LLP as independent public accountants, will require an affirmative vote of a majority of the shares present and voting at the Annual Meeting.

 9. Q: WHAT IS A "QUORUM"?

    A: Presence at the Annual Meeting, in person or by proxy, of holders of a majority of the votes entitled to be cast by all record holders of the Company's Common Stock, Series A Preferred Stock, and Series B Preferred Stock will constitute a quorum for the transaction of business, except for the proposal to change the Company's state of incorporation from Nevada to Delaware which will require the presence, in person or by proxy, of a majority of the outstanding shares of each of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock entitled to vote. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

10. Q: WHAT IS THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE?

    A: For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if the instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will also be counted for quorum purposes. With respect to all

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

       matters other than the election of directors, broker non-votes and abstentions will have the same effect as a vote against any specified proposal.

11. Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

    A: If your shares are registered differently or in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted.

12. Q: CAN I REVOKE MY PROXY?

    A: You may revoke your proxy at any time before it is exercised at the Annual Meeting by filing with or transmitting to our corporate secretary either a notice of revocation or a properly created proxy bearing a later date. You also may attend the Annual Meeting and revoke your proxy by voting your shares in person.

13. Q: HOW WILL THE COMPANY SOLICIT PROXIES?

    A: Proxies will be solicited in person, by telephone, facsimile or e-mail by directors, officers and employees of the Company without additional compensation. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders.

                                   PROPOSAL 1
                 MERGER TO EFFECT THE COMPANY'S REINCORPORATION
                     IN DELAWARE AND A REVERSE STOCK SPLIT

     For the reasons set forth below, we believe that it is in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware (the "Proposed Reincorporation") and with the change, to effect a two for one reverse stock split (the "Reverse Stock Split"). With respect to the discussion of Proposal 1 in this Proxy Statement, the Company as currently incorporated in Nevada will be referred to as "Contango-Nevada" and the Company as reincorporated in Delaware (subject to approval by the stockholders at the Annual Meeting) will be referred to as "Contango-Delaware".

         STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THIS
          PROXY STATEMENT, INCLUDING THE RELATED APPENDICES REFERENCED
            BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE PROPOSED
                    REINCORPORATION AND REVERSE STOCK SPLIT.

PRINCIPAL REASONS FOR THE REINCORPORATION AND REVERSE STOCK SPLIT

     The principal reasons for the Proposed Reincorporation are:

     - the greater predictability and flexibility provided by the General Corporation Law of the State of Delaware, particularly as construed by the Delaware courts;

     - the belief that the Company's stockholders will benefit from the well-established principles of corporate governance that Delaware Law affords; and

     - the increased ability of the Company to attract and retain qualified directors and officers.

     The principal reasons to effectuate the Reverse Stock Split in connection with the proposed reincorporation merger are:

     - to reduce the number of shares of the Company's Common Stock that are outstanding; and

     - to increase the price per share of the Company's Common Stock.

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

     The Proposed Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. There will be no change in the name, business, management, fiscal year, assets, liabilities or location of the principal office of the Company as a result of the Reincorporation. The directors who serve on the Board of Contango-Nevada will become the directors of Contango-Delaware. See the discussion under "No Change in the Corporate Name, Board Members, Business, Management, Employee Benefit Plans or Location of the Principal Office of the Company."

     The proposed Contango-Delaware Certificate of Incorporation (the "Delaware Charter") and Bylaws (the "Delaware Bylaws") are attached hereto as Appendices A and B, respectively. As described below, the Proposed Reincorporation includes the implementation of certain provisions in the Delaware Charter and Delaware Bylaws which alter the rights of Stockholders and the powers of management and which, in some cases, may diminish shareholder participation in important corporate decisions. The Proposed Reincorporation is not being proposed in response to any present attempt, known to the Board, to acquire control of the Company, to obtain representation on the Board, or to take significant corporate action that would materially affect the governance of the Company.

     The Proposed Reincorporation, including the Reverse Stock Split, will be effected by merging Contango-Nevada into a new Delaware corporation that is a wholly-owned subsidiary of Contango-Nevada (the "Merger"). Upon completion of the Merger, Contango-Nevada, as a corporate entity, will cease to exist and Contango-Delaware, the new Delaware corporation, will succeed to the assets and assume the liabilities of Contango-Nevada and will continue to operate the business of the Company under its current name, Contango Oil & Gas Company. The Reverse Stock Split which will be a function of the Merger of Contango-Nevada into Contango-Delaware will not take place unless and until the Merger is approved by the stockholders of the Company and consummated in accordance with the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix C (the "Merger Agreement").

     As provided by the Merger Agreement, upon completion of the Merger each of the holders of Contango-Nevada's common stock, par value $0.04 per share ("Contango-Nevada Common Stock"), will receive one validly issued, fully paid and nonassessable share of Contango-Delaware common stock, par value $0.04 per share ("Contango-Delaware Common Stock"), for every two shares of Contango-Nevada Common Stock that they hold.

     Upon completion of the Merger, holders of Contango-Nevada's Series A senior convertible cumulative preferred Stock, par value $0.04 per share ("Contango-Nevada Series A Preferred Stock"), and the holders of Contango-Nevada's Series B senior convertible cumulative preferred stock, par value $0.04 per share ("Contango-Nevada Series B Preferred Stock" and together with Contango-Nevada Series A Preferred Stock, the "Contango-Nevada Preferred Stock"), will each receive one share of the corresponding series of preferred stock of Contango-Delaware for each share of Contango-Nevada Preferred Stock that they hold. The authorized shares of preferred stock of Contango-Delaware will include 5,000 shares designated as Series A senior convertible cumulative preferred stock, par value $0.04 per share (the "Contango-Delaware Series A Preferred Stock") and 10,000 Series B senior convertible cumulative preferred stock, par value $0.04 per share (the "Contango-Delaware Series B Preferred Stock" and together with the Contango-Delaware Series A Preferred Stock, the "Contango-Delaware Preferred Stock"). The holders of Contango-Delaware Series A Preferred Stock and Contango-Delaware Series B Preferred Stock will have substantially identical rights and privileges to the holders of Contango-Nevada Series A Preferred Stock and Contango-Nevada Series B Preferred Stock as set forth in their respective Certificates of Designations, Preferences, and Relative Rights and Limitations (the "Certificates of Designations") except that after the Merger as a result of the two for one Reverse Stock Split, each share of Contango-Delaware Preferred Stock will be convertible, at an adjusted conversion price, into one-half of the number of shares of Common Stock they would have received before the Merger.

     Specifically, in accordance with their respective Certificates of Designations, the number of shares of Common Stock that comprise the Stock Units (as defined in the applicable Certificate of Designations)

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

held by the holders of Contango-Nevada Preferred Stock will be adjusted to reflect the number of shares of Contango-Delaware Common Stock that such holders will be entitled to receive after the Merger. Accordingly, for each holder of Contango-Nevada Preferred Stock, the number of shares of Common Stock that will comprise a Stock Unit after the Merger will be adjusted to that number determined by dividing the conversion price (as defined in the applicable Certificate of Designations) by a fraction the numerator of which is the new shares of Contango-Delaware Common Stock that such holder will be entitled to receive after and as a result of the Reverse Stock Split which will be effected as part of the Merger and the denominator of which will be the number of shares of Contango-Nevada Common Stock that such holder would have been entitled to receive prior to the Merger.

     Under Nevada Law, and in accordance with the Certificates of Designations, the affirmative vote of the holders of a majority of each of the outstanding shares of Contango-Nevada Common Stock, Contango-Nevada Series A Preferred Stock, and Contango-Nevada Series B Preferred Stock, voting as separate classes, is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required." The Proposed Reincorporation has been approved by the members of the Board, who unanimously recommend a vote in favor of the proposal. If approved by the stockholders, it is anticipated that the Merger will become effective (the "Effective Date") as soon as practicable following the Annual Meeting. However, as described in the Merger Agreement, the Merger (and thus the Proposed Reincorporation including the Reverse Stock Split) may be abandoned or the Merger Agreement may be amended by the Board (except that the principal terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board, circumstances arise which make it inadvisable to proceed with the Proposed Reincorporation (including the Reverse Stock Split) under the original terms of the Merger Agreement.

     The discussion set forth below is qualified in its entirety by reference to the Delaware Charter (also known as its certificate of incorporation), the Delaware Bylaws, and the Merger Agreement, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively.

         APPROVAL BY STOCKHOLDERS OF THE PROPOSED REINCORPORATION WILL
           ALSO CONSTITUTE APPROVAL OF THE REVERSE STOCK SPLIT TO BE
          EFFECTED BY THE MERGER AND APPROVAL OF THE MERGER AGREEMENT,
              THE DELAWARE CHARTER AND THE DELAWARE BYLAWS AND ALL
                              PROVISIONS THEREOF.

DISSENTERS' RIGHTS

     The holders of Contango-Nevada Common Stock will be entitled to dissenters' rights. Nevada Law establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Please carefully review "Dissenting Stockholders' Rights".

               THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE
         REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS
            EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS
                ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

STOCK CERTIFICATES AND FRACTIONAL SHARES

     The Merger will occur on the Effective Date without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of Contango-Nevada Common Stock and Contango-Nevada Preferred Stock are actually surrendered by each holder thereof for certificates representing the number of shares of Contango-Delaware Common Stock and/or the corresponding series of Contango-Delaware Preferred Stock which each such stockholder is entitled to receive as a consequence of the Merger. After the Effective Date of the Merger, the certificates representing the shares of Contango-Nevada Common Stock will be deemed to represent for each such share the right to receive one-half of a share of Contango-Delaware Common Stock, the certificates representing shares of Contango-Nevada Series A Preferred Stock and Contango-Nevada Series B

Preferred Stock will be deemed to represent for each such share the right to receive one share of the corresponding series of Contango-Delaware Preferred Stock which may be converted at an adjusted conversion price into one-half the number of shares of Common Stock that such holders would be entitled prior to the Merger. Certificates representing shares of Contango-Delaware Common Stock or Contango-Delaware Preferred Stock will be issued in due course as old certificates are tendered for exchange or transfer to the U.S. Stock Transfer Corporation (the "Transfer Agent").

     No fractional shares of Contango-Delaware Common Stock will be issued and, in lieu thereof, stockholders holding shares of Contango-Nevada Common Stock not evenly divisible by two upon surrender of their old certificates, and who would otherwise be entitled to receive a fraction of a share of Delaware Common Stock upon such surrender, will be paid an amount of cash, without interest, rounded to the nearest cent, determined by the multiplying of (i) the Market Price of a share of Nevada Common Stock on the second business day prior to the date of the Annual Meeting by (ii) the fractional interest to which such stockholder would otherwise be entitled. The "Market Price" of a share of Nevada Common Stock means the average of the closing prices of such Common Stock on the securities exchange or other national market system on which such Common Stock is then traded over the six month-trading period immediately prior to November 16, 2000 or, if the Common Stock is not then traded on a securities exchange or national market system, the average of the closing prices on the over-the-counter market on which such Common Stock is then traded as of the close of such market on each day such Stock is traded over the six-month-trading period immediately prior to such date. On each day during the six month trading period on which there are no trades, the Company will use the closing price on the last trading day prior to such date. As promptly as practical after the determination of the amount of cash to be paid to holders of fractional share interests, the Transfer Agent will so notify the Company and the Company will deposit such amount with the Transfer Agent and cause the Transfer Agent to forward payments to such holders of fractional shares subject to and in accordance with the terms of the Merger Agreement.

     As of the Record Date, there were an aggregate of [     ] record holders of
Contango-Nevada Common Stock and Contango-Nevada Preferred Stock. The Company does not anticipate that, as a result of the Merger, the number of recordholders of Contango-Delaware Common Stock and Contango-Delaware Preferred Stock will change significantly from the number of recordholders of Contango-Nevada Common Stock and Contango-Nevada Preferred Stock.

EXCHANGE OF STOCK CERTIFICATES

     On or around the Effective Date, the Company will send to each stockholder of record as of the Effective Date a transmittal form (the "Transmittal Form") that each such stockholder of record should use to transmit certificates representing shares of Contango-Nevada Common Stock and Contango-Nevada Preferred Stock (the "Old Certificates") to the Transfer Agent for exchange or transfer. The Transmittal Form contains instructions for the surrender of Old Certificates to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock to which such stockholder is entitled. No new certificates will be issued to a stockholder until such stockholder has surrendered to the Transfer Agent all Old Certificates together with a properly completed and executed Transmittal Form.

     Upon proper completion and execution of the Transmittal Form and its return to the Transfer Agent together with all of a stockholder's Old Certificates and/or an Affidavit of Loss, for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock to which such stockholder is entitled. Until surrendered to the Transfer Agent, Old Certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock to which such stockholders are entitled as a result of the Merger. Stockholders should not send their Old Certificates to the Transfer Agent until after the Effective Date. Shares of

Contango-Nevada Common Stock and Contango-Nevada Preferred Stock surrendered after the Effective Date will be replaced by certificates representing shares of Contango-Delaware Common Stock and Contango-Delaware Preferred Stock as soon as practicable after such surrender.

     Certificates representing shares of Contango-Nevada Common Stock and Contango-Nevada Preferred Stock which contain a restrictive legend will be exchanged for Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock with the same restrictive legend. As applicable, the time period during which a stockholder has held the Contango-Nevada Common Stock and/or Contango-Nevada Preferred Stock will be included in the time period during which such stockholder actually holds the Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock received in exchange for Contango-Nevada Common Stock and/or Contango-Nevada Preferred Stock for the purposes of determining the term of the restrictive period applicable to the Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock.

MARKET OF CONTANGO-DELAWARE COMMON STOCK

     Contango-Nevada Common Stock is currently quoted on the Over-the-Counter Bulletin Board. After the Merger, Contango-Delaware Common Stock will be quoted on the Over-the-Counter Bulletin Board under the same symbol ("BTUX") as the shares of Contango-Nevada Common Stock are quoted. There will be no interruption in the trading of the Company's Common Stock as a result of the Merger. As of October 2, 2000, the date the Board resolved to undertake the Proposed Reincorporation, the closing price of Contango-Nevada Common Stock on the Over-the-Counter Bulletin Board was $2.50 per share.

THREE PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     The Board and the Company's management believe that it is in the best interests of the Company and its stockholders that the Company be able to draw upon well-established principles of corporate governance in making legal and business decisions. The predictability of Delaware corporate law provides a reliable foundation on which the Company's governance decisions can be based, and the Company believes that its stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Predictability and Flexibility of Delaware Law. Delaware follows a policy of encouraging incorporation in that state and, in furtherance of that policy, adopts, construes and implements comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under its laws. Many corporations have chosen Delaware as their original state of incorporation or have subsequently changed their corporate domiciles to Delaware for these reasons. The legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware Law and establishing public policies with respect to corporate legal affairs. As a result of this responsiveness, Delaware is the preferred state of incorporation for many major corporations.

     Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by corporations and as to the conduct of boards of directors under the business judgment rule and other standards. The Company believes that its stockholders will benefit from the well-established principles of corporate governance afforded by Delaware Law.

     Increased Ability to Attract and Retain Qualified Directors and
Officers. Both Nevada and Delaware Law permit a corporation to include a provision in its certificate of incorporation, which reduces or limits the monetary liability of directors in certain circumstances for breaches of fiduciary duty. The increasing frequency of claims and litigation has greatly expanded the risks facing corporate directors and officers in exercising their respective duties. The amount of time and money required to respond to these claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified individuals who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware Law provides greater protection to directors than Nevada Law. It also believes that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Nevada Law.

POSSIBLE DISADVANTAGES OF REINCORPORATION

     We believe that the Proposed Reincorporation, if implemented, would not cause any material disadvantages to stockholders.

NO CHANGE IN THE CORPORATE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF THE PRINCIPAL OFFICE OF THE COMPANY

     The Proposed Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets, liabilities or location of the principal office of the Company. The directors who serve on the Board of Contango-Nevada will become the directors of Contango-Delaware. All warrants, convertible securities, employee benefit, stock option and employee stock purchase plans of Contango-Nevada will be assumed and continued by Contango-Delaware, and each option or right issued by such plans will automatically be converted into an option or right to purchase one-half of a share of Contango-Delaware Common Stock for each share of Contango-Nevada Common Stock that would have been available for purchase under such plans, upon the same terms and subject to the same conditions (subject to an adjustment of the exercise price to reflect the Reverse Stock Split). Stockholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by Contango-Delaware. Other employee benefit arrangements of Contango-Nevada will also be continued by Contango-Delaware upon the terms and subject to the conditions currently in effect.

     As noted above, after the Merger, the shares of the Company's Common Stock will continue to be quoted, without interruption, on the Over-The-Counter Bulletin Board and under the same symbol ("BTUX"). The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Contango-Nevada's rights and obligations under such material contractual arrangements will continue and be assumed by Contango-Delaware.

CAPITALIZATION OF CONTANGO-DELAWARE

     The Company has authorized 50,000,000 shares of the Company's Common Stock, and 125,000 shares of preferred stock, par value $0.04 per share, 5,000 of which are designated as Series A Preferred Stock and 10,000 of which are designated as Series B Preferred Stock.

     The following table illustrates the principal effects of the Merger and Reverse Stock Split on our Common Stock, Series A Preferred Stock and Series B Preferred Stock:

                                                                PRIOR TO         AFTER
                                                               MERGER AND     MERGER AND
                                                                REVERSE         REVERSE
                                                             STOCK SPLIT(1)   STOCK SPLIT
                                                             --------------   -----------
Number of Shares:
  Common Stock:
     Authorized............................................    50,000,000     50,000,000
     Outstanding...........................................    22,926,415     11,463,207
     Reserved for issuance pursuant to outstanding options,
       warrants and conversion of Series A Preferred Stock
       and Series B Preferred Stock........................     9,652,264      4,826,131
     Available for further issuance........................    17,421,321     33,710,662
                                                               ----------     ----------
     Authorized............................................    50,000,000     50,000,000
  Preferred Stock:
     Authorized............................................       125,000        125,000
     Series A Preferred Stock outstanding..................         2,500          2,500
     Series B Preferred Stock outstanding..................         5,000          5,000
     Additional Series A Preferred Stock authorized........         2,500          2,500
     Additional Series B Preferred Stock authorized........         5,000          5,000
     Available for further issuance........................       110,000        110,000
                                                               ----------     ----------
     Authorized............................................       125,000        125,000

---------------

(1) As of September 30, 2000.

FEDERAL INCOME TAX CONSEQUENCES

     It is anticipated that the Merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock or by Contango-Nevada or Contango-Delaware as a result of the consummation of the Merger. Each holder of Contango-Nevada Common Stock and/or Contango-Nevada Preferred Stock will have the same tax basis in the Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock received pursuant to the Merger as he has in the Contango-Nevada Common Stock held by him at the time of the consummation of the Merger. Similarly, each holder of Contango-Nevada Series A Preferred Stock and/or Contango-Nevada Series B Preferred Stock will have the same tax basis in the Contango-Delaware Preferred Stock received pursuant to the Merger as he has in the Contango-Nevada Preferred Stock. Each stockholder's holding period with respect to the Contango-Delaware Common Stock will include the period during which he held the corresponding Contango-Nevada Common Stock. The holding period for shares of Contango-Delaware Preferred Stock will include the period during which stockholders held the corresponding shares of Contango-Nevada Preferred Stock. The foregoing is only a summary of the federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the Merger have been or will be sought by the Company.

COMPARISON OF THE CHARTERS AND BYLAWS OF CONTANGO-NEVADA AND CONTANGO-DELAWARE

     The most significant differences between the provisions of the Delaware Charter and Delaware Bylaws and the Company's current Articles of Incorporation and Bylaws (the "Nevada Articles" and the "Nevada Bylaws") and the reasons for, and certain possible effects of, the implementation of certain of these provisions, are summarized below. In addition, this discussion also identifies important provisions in the Delaware Bylaws which are unchanged from the Nevada Bylaws. Stockholders are requested to read the following discussion in conjunction with the discussion of the differences between Delaware Law and

Nevada Law, and in addition, the Merger Agreement, the Delaware Charter and the Delaware Bylaws which are attached to this Proxy Statement.

     Annual Meeting. The Nevada Bylaws provide that the Annual Meeting of Stockholders be held within 180 days of the end of each fiscal year. In contrast the Delaware Bylaws set no deadline by which the Annual Meeting of Stockholders must be held. Rather, the Delaware Bylaws provide that the date, time and place of the Annual Meeting will be set by resolution of the Board.

     Limitations on Call of Special Meetings and Action By Written Consent of Stockholders. The Nevada Bylaws provide that a special meeting of stockholders may be called by the president or a vice president, a majority of the Board of Directors or one half of all outstanding shares entitled to vote at such special meeting. The Delaware Bylaws are substantially the same as the Nevada Bylaws except that they do not allow for a special meeting to be called by a vice president of the Company. However, as is currently the case under the Nevada Bylaws, the advance notice provisions combined with the provisions for calling a special meeting may make it difficult for stockholders to bring quickly any business before a meeting of the stockholders.

     Both Delaware Law and Nevada Law permit stockholders, unless specifically prohibited by the certificate or articles of incorporation, to take action without a meeting by the written consent of the holders of at least the number of shares necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action by written consent may, in some circumstances, permit the taking of stockholder action opposed by the board of directors more rapidly than would be possible if a meeting of stockholders were required. The Nevada Articles and the Nevada Bylaws do not expressly provide for action by written consent of stockholders. By contrast, the Delaware Charter and the Delaware Bylaws, subject to the rights of holders of any series of Preferred Stock, expressly prohibit stockholders from taking any action outside of an annual or special meeting.

     Number of Directors. The Nevada Bylaws provide that the number of directors of the Company should not be less than three nor more than seven. Currently there are six directors serving on the Board of Directors. The Company in accordance with the terms of the Certificates of Designations of the Series A Preferred Stock and the Series B Preferred Stock, has covenanted that the maximum number of directors shall not exceed nine except under certain conditions in which the maximum number may be increased to thirteen. Under the Nevada Bylaws, the exact number of directors may be designated by the Board of Directors or by the vote of holders of shares representing a majority of the voting power at any annual meeting or special meeting without amending the Nevada Bylaws; provided, however, that no such designation will be permitted if the effect would be the removal of any director prior to the expiration of his term. As with the Nevada Bylaws, the Delaware Bylaws provide that subject to the rights of the holders of any series of preferred stock, the number of directors which shall constitute the Board of Directors shall not be less than three nor more than seven and shall be determined by resolution of the Board of Directors. In addition, the Delaware Charter states that, subject to any rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of directors shall be fixed by a Bylaw of the Company or an amendment thereof duly adopted by the Board of Directors.

     Removal of Directors. The Nevada Bylaws provide that sixty-six and two-thirds percent (66 2/3%) of the voting power of Contango stock, voting as a single class may remove a director. The Delaware Bylaws are identical to the Nevada Bylaws with respect to this provision.

     Newly Created Directorships and Vacancies. The Delaware Bylaws and the Nevada Bylaws provide that any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum. However, the Delaware Bylaws provide that no decrease in the numbers of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

     Nomination of Directors and Other Business To Be Conducted at a Meeting of the Stockholders. Subject to the respective rights of the holders of the Series A Preferred Stock, the Series B Preferred

Stock and also the Southern Ute Indian Tribe dba the Southern Ute Indian Tribe Growth Fund to cause the Company to nominate a director who they have selected, the Delaware Bylaws provide that nominations of persons for election to the Board of Directors of the Company shall be made only at a meeting of stockholders and only (i) by or at the direction of the Board of Directors, or
(ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who timely complies with the notice procedures therein set forth. To be timely, a stockholder's notice must be delivered to or mailed to and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty days, or delayed by more than sixty days, from such anniversary date, notice shall be timely if it is so delivered not less than sixty (60) days prior to such annual meeting or on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made by the Company, whichever occurs first. The Nevada Bylaws provide that a stockholder's notice of proposed business to be conducted at the meeting will be timely if it is delivered or received at the principal executive offices of the Company not less than thirty-five (35) days prior to the meeting.

     The Board believes that advance notice of nominations by stockholders will afford a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, will provide an opportunity to inform stockholders about such qualifications. Although this nomination procedure does not give the Board any power to approve or disapprove of stockholder nominations for the election of directors, this nomination procedure may have the effect of precluding a nomination for the election of directors at a particular annual meeting if the proper procedures are not followed and may discourage or deter a stockholder from conducting a solicitation of proxies to elect its own directors or otherwise attempting to obtain control of the Company.

     The purpose of requiring advance notice of business to be brought by a stockholder before an annual meeting is to enable the Board to give advance notice of such business to the stockholders generally, and to afford the Board a meaningful opportunity to consider the merits of the matter to be raised by stockholders. Although this procedure does not give the Board any power to approve or disapprove such matters, this procedure may have the effect of precluding the consideration of matters at a particular annual meeting if the proper procedures are not followed, even if approval of such matters may be deemed by some stockholders to be beneficial to the Company and its stockholders.

     Amendment of Charter. Pursuant to Delaware Law and Nevada Law, the Delaware Charter and the Nevada Articles may be amended if the Board of Directors adopts a resolution setting forth the proposed amendment, declares its advisability and calls a special meeting of stockholders for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders. At the meeting, the amendment must be approved by a majority of the outstanding shares entitled to vote thereon.

     Amendment of Bylaws. The Nevada Bylaws and the Delaware Bylaws both provide that the Bylaws may be amended by a vote of at least two-thirds of the members of the Board of Directors. The Nevada Bylaws and the Delaware Bylaws also provide that they may be amended or added to, repealed or superceded by new Bylaws, at any annual or special meeting of stockholders by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of all of the then outstanding shares of capital stock entitled to vote.
Article V of the Delaware Charter provides that the Board of Directors is expressly authorized to adopt, alter, amend and repeal the Bylaws of the Company, in the manner provided in the Bylaws of the Company and subject to the power of the stockholders of the Company to alter or repeal any Bylaw by an affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of the capital stock of the Company entitled to vote thereon.

     Accordingly, both the Nevada Bylaws and the Delaware Bylaws may be, amended in the future by the Board of Directors without the requirement of stockholder approval.

     Indemnification. Delaware Law and Nevada Law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and other agents. Each provides that indemnification is mandatory under certain circumstances (generally in respect of expenses incurred by an indemnified party who is successful on the merits in the proceeding giving rise to the claim for indemnification) and permissive in others, subject to authorization. The standard of conduct required of a person seeking indemnification from a corporation is generally the same under Delaware Law and Nevada Law requires that a person seeking indemnification shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of a criminal proceeding, have no reasonable cause to believe his conduct was illegal.

     The Delaware Charter states expressly that the indemnification provided for therein shall not be deemed exclusive of any other rights under any other bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

     Delaware Law and Nevada Law provide that expenses may be advanced to officers and directors in a specific case upon receipt of an undertaking to repay such amount if it is ultimately determined that such indemnified party is not entitled to be indemnified. In addition, both Delaware and Nevada Law permit the determination as to whether an officer or director has met the applicable standard of conduct to be made in certain circumstances by independent legal counsel. The Nevada Articles and Nevada Bylaws imposed and the Delaware Charter and Delaware Bylaws currently provide for indemnification of any director, officer, employee or agent to the fullest extent authorized or permitted by law (as now or hereafter in effect).

     Limitation on Personal Liability of Directors. Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director or a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

     The Delaware Charter limits the personal liability of a director of the Company to the Company and its stockholders to the extent such exemption from liability or limitation of liability is not permitted under Delaware Law.

SIGNIFICANT DIFFERENCES BETWEEN THE GENERAL CORPORATION LAWS OF NEVADA AND DELAWARE

     The General Corporation Law of Delaware ("Delaware Law") and General Corporation Law of Nevada ("Nevada Law") differ in some respects. It is impracticable to summarize all of the differences in this Proxy Statement, but certain differences between Nevada Law and Delaware Law that could affect the rights of stockholders of the Company are as follows:

     Change In Number Of Directors. Nevada Law provides that the number of directors of a corporation may be increased or decreased in such manner as provided in the articles of incorporation, or by an amendment thereto, or in the bylaws of the corporation. Delaware Law permits the board of directors of a corporation to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors may be made only by an amendment of such certificate.

     Removal Of Directors. Under Nevada Law, a director or the entire board of directors may be removed with or without cause, by the affirmative vote of the holders of at least two-thirds of the shares then entitled to vote. Under Delaware Law, a director or the entire board of directors of a corporation can be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors.

     Cumulative Voting For Directors. Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A stockholder may then cast all of his votes for a single candidate, or may allocate them among as many candidates as such stockholder may choose. Under both Nevada Law and Delaware Law, shares may not be cumulatively voted for the election of directors unless the certificate of incorporation specifically provides for cumulative voting. The Articles of Incorporation of Contango-Nevada, and the Contango-Delaware Charter do not provide for cumulative voting in the election of directors.

     Call Of Special Meeting Of Stockholders. The Nevada Bylaws provide that special meetings of stockholders may be called by the president or a vice president or a majority of the Board of Directors acting with or without a meeting or the holder or holders of one-half of all of the shares outstanding and entitled to vote at such special meeting. The Delaware Bylaws are substantially the same as the Nevada Bylaws except that they do not allow for a special meeting to be called by a vice president of the Company.

     Dissenters' Rights. Under both Delaware Law and Nevada Law, a stockholder of a corporation participating in certain major corporate transactions may, under certain circumstances, be entitled to receive cash equal to the fair market value of the shares held by such stockholder (as determined by a court of competent jurisdiction or by agreement of the stockholder and the corporation), in lieu of the consideration such stockholder would otherwise receive in the transaction. For a more detailed discussion of your rights under Nevada Law with respect to the Proposed Reincorporation, see "Rights of Dissenting Stockholders".

     Loans To Officers. Under Nevada Law, there is no specific restriction with respect to a loan or guaranty to or for the benefit of a corporation's officers or employees and those of its subsidiaries. However, such transactions may be void or voidable if the transaction at issue is not fair to the corporation at the time it is authorized or approved by the board of directors. Under Delaware Law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the corporation board of directors, may reasonably be expected to benefit the corporation. The Bylaws of Contango-Nevada do not have, and the Bylaws of Contango-Delaware will not have, a provision, providing for loans, or restricting loans, to officers or other employees.

     Indemnification. Delaware and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of both states permit corporations to adopt a provision in the Certificate or Articles of Incorporation eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty in the case of Nevada). There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. The Contango-Delaware Charter eliminates the liability of directors to the fullest extent permissible under Delaware Law.

     The Articles of Incorporation of Contango-Nevada likewise eliminated the liability of directors and officers to the fullest extent permissible under Nevada Law. Under Nevada Law, such provision may not eliminate or limit director or officer liability for: (a) acts or omissions, which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of unlawful dividends or distributions. Under Delaware Law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

     The limitations of liability provisions permissible under Delaware Law and Nevada Law also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Nevada Law and Delaware Law require indemnification when the individual has successfully defended the action on the merits or otherwise. Nevada Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a vote of a majority quorum of the shares outstanding that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     Limitation On Personal Liability Of Directors. Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director or a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. While Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision permits a corporation to limit directors and officers from personal liability arising from a breach of the duty of loyalty. The Contango-Delaware Charter, like the Contango-Nevada Articles of Incorporation, contains a provision limiting the personal liability of directors. However, unlike the Contango-Delaware Charter, the Contango-Nevada Articles of Incorporation also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or recision based upon a breach of the duty of care, or on liabilities that arise under certain federal statutes such as the securities laws.

     Inspection Of Stockholders' List. Nevada Law permits any person who has been a stockholder of record for at least 6 months, or any person holding at least 5% of all outstanding shares, to inspect the stockholders' list of a corporation provided that (i) the inspection is not desired for a purpose or object other than the business of the corporation and (ii) such person has not sold or offered to sale any list of any stockholders of any domestic or foreign corporation or aided and abetted any person in procuring any such record for any such purpose. Delaware Law permits any stockholder to inspect a corporation's stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

     Payments Of Dividends. Nevada Law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada Law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the board of directors may: (i) use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances;
(ii) make its determination based on a fair valuation, including, but not limited to, unrealized appreciation and depreciation; or (iii) make its determination based upon any other method that is reasonable in the circumstances.

     Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, without regard to their historical book value.

     The difference between Delaware Law and Nevada Law with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distributions, if any are declared.

     Vote Required For Certain Mergers And Consolidations. Delaware Law relating to mergers and other corporate reorganizations is substantially the same as Nevada Law in a number of respects. Both Nevada Law and Delaware Law provide for stockholder votes (except as indicated below and for certain mergers between a parent company and its 90% owned subsidiary) of both the acquiring and acquired corporation to approve mergers and of the selling corporation for the sale by a corporation of substantially all of its assets. Both Nevada Law and Delaware Law provide for a stockholder vote to approve the dissolution of a corporation. Both Delaware Law and Nevada Law do not require a stockholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing certificate of incorporation, (ii) each outstanding or treasury share of the surviving corporation before the merger is unchanged after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance.

     Appraisal Rights In Mergers. Under both Nevada Law and Delaware Law, a dissenting stockholder of a corporation participating in certain transactions may, under certain circumstances, receive cash in the amount of the fair market value of his shares (as determined by a court), in lieu of the consideration he would otherwise receive in any such transaction. Nevada Law and Delaware Law generally do not provide for dissenters' rights of appraisal with respect to (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or widely held (by more than 2,000 stockholders), if such stockholders receive shares of the surviving corporation or of a listed or widely-held corporation; or (ii) stockholders of a corporation surviving a merger, provided that (x) no vote of the stockholders of the surviving corporation is required, (y) if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and (z) certain other conditions are met.

     Restrictions On Business Combinations/Corporation Control. Both Delaware Law and Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware Law, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. Delaware Law defines an interested stockholder generally as a person who owns 15% or more of the outstanding shares of such corporation's voting stock.

     Under Nevada Law, except under certain circumstances, which vary from the exceptions under Delaware Law, business combinations with interested stockholders are not permitted for a period of three years following the date such stockholder became an interested stockholder. Nevada Law defines an interested stockholder, generally, as a person who owns 10% or more of the outstanding shares of the corporations voting stock.

     Nevada Law also generally disallows the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger applications of the voting bar with respect to the shares newly acquired. Nevada Law also permits directors to resist a change or potential change in control of the corporation if the directors determine that the change or potential change is opposed to or not in the best interest of the corporation.

     Tender Offer Statute. Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 stockholders, with at least 100 stockholders of record being Nevada residents, and that do business directly or indirectly in Nevada. Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).

     Delaware Law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties than do the laws of many other states, including Nevada. In particular, Delaware Law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures are either not currently permitted or are more narrowly drawn under Nevada Law. In addition, certain types of "poison pill" defenses (such as stockholder rights plans) have been upheld by Delaware courts, while Nevada courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in Nevada less certain. Neither Contango Nevada nor Contango-Delaware have stockholder rights plans. As discussed above, numerous differences between Nevada Law and Delaware Law, effective without additional action by Contango-Delaware, could effect unapproved takeover attempts. One such difference is the existence of a Delaware statute regulating tender offers, which statute is intended to limit coercive takeovers of companies incorporated in that state. Delaware Law provides that a corporation may not engage in any business combination with any interested stockholder for a period of three (3) years following the date that such stockholder became an interested stockholder, unless (i) prior to the date the stockholder became an interested stockholder the board of directors approved the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock, or (iii) the business combination is approved by the board of directors and authorized by two-thirds of the outstanding voting stock which is not owned by the interested stockholder. An interested stockholder means any person that is the owner of 15% or more of the outstanding voting stock, however, the statute provides for certain exceptions to parties who otherwise would be designated interested stockholders. Any corporation may decide to opt out of the statute in its original certificate of incorporation or, at any time, by action of its stockholders. Contango-Delaware has no present intention of opting out of the statute. There can be no assurance that the Board would not adopt any further anti-takeover measures available under Delaware Law (some of which may not require stockholder approval). Moreover, the availability of such measures under Delaware Law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of Contango-Delaware's stockholders may deem to be in their best interests or in which stockholders may receive a premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so. Stockholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of stockholders of Contango-Delaware compared with the rights of stockholders of Contango-Nevada.

     The Board recognizes that hostile takeover attempts do not always have the adverse consequences or effects described above and may frequently be beneficial to stockholders by providing them with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms which may be less than favorable to all of the stockholders than would be available in a Board-approved transaction) are sufficiently great such that efforts to reduce the possibility of such takeover attempts and to enable the Board to fully consider any proposed takeover attempt and actively negotiate its terms is in the best interests of the Company and its stockholders. In addition to the various anti-takeover measures that are now available to Contango-Delaware following the reincorporation due to the application of Delaware Law, Contango-Delaware also retains the rights currently available to the Company under Nevada Law to issue shares of its authorized but unissued capital stock. Following the reincorporation, shares of authorized and unissued Contango-Delaware Common Stock and Contango-Delaware Preferred Stock could (within the limits imposed by applicable law), be issued in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of the Company's stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Contango-Delaware.

     It is not the present intention of the Board to seek stockholder approval prior to any issuance of the Contango-Delaware Common Stock and Contango-Delaware Preferred Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board that the delay necessary for stockholder approval of a specific issuance would be detrimental to Delaware-Contango and its stockholders.

RIGHTS OF DISSENTING STOCKHOLDERS

  A PERSON HAVING A BENEFICIAL INTEREST IN THE SHARES OF THE COMPANY WHICH ARE HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW IN A TIMELY AND PROPER MANNER
                           THE STEPS SET FORTH BELOW.

     Summary. Any stockholder who desires to exercise his statutory dissenters' rights must submit prior to the Annual Meeting, a written demand for the payment for his shares. (Such a written demand should be directed to the Corporate Secretary of the Company at the Company's executive offices.) Stockholders who voted in favor of the Reincorporation may not exercise dissenters' rights.

 DISSENTING SHARES LOSE THEIR STATUS AS SUCH IF THE STOCKHOLDER FAILS TO DEMAND
               WRITTEN PAYMENT FOR HIS SHARES IN A TIMELY MANNER.

     Fair Cash Value. The stockholders of the Company who elect to exercise their statutory dissenters' rights under Nevada Law and who properly and timely perfect them, by following the steps summarized below, are entitled to receive for their Contango-Nevada Common Stock the fair cash value of such shares within thirty (30) days after a written demand for payment for their shares is served on the Company. Such fair value will be determined as of November 16, 2000, which is the second business day prior to the date of the Annual Meeting at which stockholders will vote on the Merger Agreement and will exclude any element of value arising from the expectation or the completion of the Merger. Such dissenting stockholders also lose their status as stockholders and become creditors of the Company. Upon payment of the fair value such stockholders must transfer their shares to the Company. If a demand for payment by a dissenting stockholder remains unpaid for sixty (60) days, the Company shall petition the district court of Carson City, Nevada (the location of the Company's Registered office) to determine the fair value of the dissenting stockholder's shares of Common Stock and accrued interest, if any, thereon.

     Any Contango-Nevada stockholder is entitled to be paid the fair value of his or her shares in accordance with Section 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS") if the stockholder dissents to the Reincorporation. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of such Sections is set forth in Appendix D.

     Since it is expected that the Reincorporation shall be approved by the required vote of Contango-Nevada's stockholders at the Annual Meeting, each holder of shares of Contango-Nevada Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of Contango-Nevada Common Stock purchased by Contango-Nevada for cash at their fair market value. The fair market value of shares of Contango-Nevada Common Stock will be determined as of November 16, 2000, which is the second business day prior to the date of the Annual Meeting at which stockholders will vote on the Merger Agreement. Such price will exclude any element of value arising from the expectation or completion of the Reincorporation Merger. For purposes of determining the fair market value of shares of Contango Nevada Common Stock on November 16, 2000, the Company shall take the average of the closing prices of such Common Stock on the securities exchange or other national market system on which such Common Stock is then traded over the six-month-trading period immediately prior to November 16, 2000 or, if the Common Stock is not then traded on a securities exchange or national market system, the average of the closing prices on the over-the-counter market on which such Common Stock is then traded as of the close of such market on each day over the six-month -trading period immediately prior to such date. On each day during the six month trading period on which there are no trades, the Company will use the closing price on the last trading day prior to such date.

     A holder who wishes to exercise dissenters' rights should deliver his or her written demand to the Transfer Agent for receipt on or before the commencement of the Annual Meeting at 10:00 a.m. (local time) on November 20, 2000.

     Any stockholder who does not follow the foregoing procedures is not entitled to payment for his shares under NRS.

     Within ten days of the Effective Date, Contango-Nevada will mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Reincorporation, which will (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which the Company must receive the demand for payment; and (e) include a full copy of NRS Sections 92A.300 through 92A.500.

     A stockholder of Contango-Nevada wishing to exercise dissenters' rights must (a) demand payment; (b) certify that he acquired beneficial ownership of the shares before October 9, 2000, which is the date the terms of the proposed Reincorporation Merger will have first been announced; and (c) deposit his certificates, if any, in accordance with the terms of the Dissenter's Notice.

     Within 30 days after receipt of a demand for payment, Contango-Nevada shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). The payment will be accompanied by Contango Nevada's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of Contango-Nevada's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS sections 92A.300 through 92A.500.

     Pursuant to NRS Section 92A.470, Contango-Nevada may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If Contango-Nevada withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS
Section 92A.480.

     A dissenter may notify Contango-Nevada in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after Contango-Nevada has made or offered payment for his shares.

     If any demand for payment remains unsettled, Contango-Nevada shall commence a proceeding within 60 days of the dissenter's demand with the district court in Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition.

     Nonresidents may be served by registered or certified mail or by publication as provided by law. If Contango-Nevada does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment (a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Company; or (b) for the fair value, plus accrued interest, of his after-acquired shares for which Contango-Nevada elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

     Strict Compliance With Dissent Provisions Required. The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of Contango-Nevada Common Stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Appendix D hereto and to consult his legal advisor.

               THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE
         REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS
            EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS
                ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

VOTES REQUIRED

     Proposal 1, the reincorporation of the Company in Delaware, will require an affirmative vote of a majority of each of the outstanding shares of the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, voting as separate classes.

                          RECOMMENDATION OF THE BOARD:
                THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE
         REINCORPORATION (INCLUDING APPROVAL OF THE REVERSE STOCK SPLIT
               AND APPROVAL OF THE CONTANGO-DELAWARE CHARTER AND
                        BYLAWS AND THE MERGER AGREEMENT)

                                   PROPOSAL 2
                             ELECTION OF DIRECTORS

     At the Annual Meeting, we will present the nominees named below and recommend that they be elected to serve as directors for a term of one year or until their successors are duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     Your proxy will be voted for the election of the six nominees named below unless you give instructions to the contrary. Your proxy cannot be voted for a greater number of persons than the number of nominees named. If any nominee becomes unable to serve as a director, the person named in the enclosed form of proxy will, unless you direct otherwise, vote for the election of any other person recommended by the present Board to fill that position.

NOMINEES

     Presented below is a description of certain biographical information, occupations and business experience for the past five years of each person nominated to become directors. Each of the nominees is a current director standing for reelection to the Board of Directors of the Company. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board's size may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable. Directors of the Company hold office until the next annual stockholders meeting, until successors are elected and qualified, or until their earlier resignation or removal.

                                                                                        YEAR FIRST
                                                                                         BECAME A
NAME                                                 AGE            POSITION             DIRECTOR
----                                                 ---            --------            ----------
Kenneth R. Peak....................................  55    Chairman, President, Chief      1999
                                                           Executive Officer, Chief
                                                           Financial Officer and
                                                           Secretary
John B. Juneau.....................................  40    Director                        1999
Joseph J. Romano...................................  47    Director                        1999
Darrell W. Williams................................  57    Director                        1999
Robert J. Zahradnik................................  47    Director                        2000
Jay D. Brehmer.....................................  35    Director                        2000

     Kenneth R. Peak was appointed president, chief executive and financial officer, secretary and a director of Contango in July 1999. Before joining Contango, Mr. Peak was the president of Peak Enernomics, Incorporated, a natural gas and oil consulting firm that he formed in 1990. Mr. Peak began his energy career in 1973 as a commercial banker in First National Bank of Chicago's energy group. He became treasurer of Tosco Corporation in 1980 and chief financial officer of Texas International Company ("TIC") in 1982. His tenure with TIC included serving as president of TIPCO, the domestic operating subsidiary of TIC's natural gas and oil operations. Mr. Peak has also served as chief financial officer of Forest Oil from 1988 to 1989 and as an investment banker with Howard Weil from 1989 to 1990. In 1991, Mr. Peak helped form warbon Energy International, a company that explored and developed coal bed methane reserves in Washington and Oregon and the San Juan Basin of Colorado. Mr. Peak was an officer in the U.S. Navy from 1968 to 1971. Mr. Peak received a BS degree in physics from Ohio University and a MBA from Columbia University. He currently serves as a director of NL Industries, Inc., a manufacturer and marketer of titanium dioxide pigments and Cellxion, Inc., a privately owned manufacturing and construction company serving the cellular telephone industry.

     John B. Juneau has been a director of Contango since September 1999. Mr. Juneau is a private investor and the sole manager of Juneau Exploration, a firm that specializes in the generation and evaluation of natural gas and oil prospects and is Contango's alliance partner. Prior to forming Juneau Exploration, Mr. Juneau served as senior vice president of exploration for Zilkha Energy Company from 1987 to 1998. His previous experience included three years as staff petroleum engineer with Texas International Company, where his principal responsibilities included reservoir engineering, as well as acquisitions and evaluations. Prior to that, he was a production engineer with ENSERCH in Oklahoma City. Mr. Juneau holds a BS degree in petroleum engineering from Louisiana State University and is a registered professional engineer in the State of Texas.

     Joseph J. Romano has been a director of Contango since September 1999. He has been employed by MSZ Investments, Inc. since 1998. In February 1989, Mr. Romano joined Zilkha Energy Company, where he served as senior vice president and chief financial officer until 1998. He served as the chief financial officer, treasurer and controller of Texas International Company from 1986 to 1988 and as its treasurer and controller for 1982 to 1985. Prior to 1982, Mr. Romano spent five years working in the Worldwide Energy Group of the First National Bank of Chicago. He holds a BA degree in economics and political science from the University of Wisconsin-Eau Claire and a MBA in finance from the University of Northern Illinois.

     Darrell W. Williams has been a director of Contango since September 1999. He became president of Deutag Marketing and Technical Services in 1993, with responsibility to develop new business with other companies having international drilling departments in North America. In September 1996, Mr. Williams was transferred to Germany and promoted to managing director of Deutag International, which has responsibility for all drilling operations outside of Europe. Before joining Deutag, Mr. Williams held senior executive positions with Nabors Drilling from 1988 to 1993, Pool Company from 1985 to 1988, Baker Oil Tools from 1980 to 1983 and SEDCO from 1970 to 1980. Mr. Williams graduated from West Virginia University in 1964 with a degree in petroleum engineering. Mr. Williams is past chairman of the Houston Chapter of International Association of Drilling Contractors, a current member of the IADC executive committee and a member of the Society of Petroleum Engineers.

     Robert J. Zahradnik has been a director of Contango since July 2000. Since March 2000, he has been the Operating Director of the Southern Ute Indian Tribe Growth Fund. From 1989 through March 2000, he was Manager of Exploration and Production for the Southern Ute Indian Tribe. Additionally, from 1992 through March 2000, Mr. Zahradnik was President of Southern Ute Indian Tribe doing business as Red Willow Production Company. He is a director of Red Cedar Gathering Company. Mr. Zahradnik holds a BS degree in mechanical engineering from Penn State University.

     Jay D. Brehmer has been a director of Contango since October 2000. He has been Director, Capital & Finance of Aquila Energy Capital Corporation since 1998. Prior to joining Aquila, Mr. Brehmer was President and the founder of Capital Financial Services from 1995 to 1998. From 1990 to 1995, he was vice president of the Mutual of Omaha's investment banking subsidiary. Mr. Brehmer holds a BBA degree in business administration from Drake University.

     All directors and nominees for director of the Company are United States citizens. There are no family relationships between any of our directors, executive officers or nominees for director.

BOARD OPERATIONS AND ORGANIZATION

     Mission Statement. The Company's primary objective is to maximize stockholder value, while at all times observing the highest ethical standards. The Company will pursue this objective through participation in the energy industry.

     Corporate Authority & Responsibility. All corporate authority resides in the Board as the representative of the stockholders. Authority is delegated to management by the Board in order to implement the Company's mission. Such delegated authority includes the authorization of spending limits and the authority to hire employees and terminate their services. The Board retains responsibility to recommend candidates to the stockholders for election to the Board. The Board retains responsibility for selection and evaluation of the Chief Executive Officer of the Company, oversight of the succession plan, determination of senior management compensation, approval of the annual budget, assurance of adequate systems, procedures and controls, as well as assisting in the preparation and approval of the strategic plan. Additionally, the Board provides advice and counsel to senior management.

     Compensation of Directors. In order to align the interests of directors and stockholders, directors are compensated in the form of Company equity only. Each outside director receives a quarterly 5-year stock option grant to purchase 5,000 shares of Common Stock with an exercise price of the greater of $1.00 or fair market value that vests over a two-year period. The observer who attends meetings of the Board on behalf of the holders of Series A Preferred Stock will receive the same compensation as directors. Any options to purchase Common Stock that would otherwise be granted to the observer are granted to TCW, in its capacity as holder of the Series A Preferred Stock, and are the property of TCW. In addition, any options to purchase Common Stock that would otherwise be granted to Mr. Zahradnik and Mr. Brehmer in their capacities as director designees of the SUIT and Aquila, respectively, are granted to SUIT and Aquila and are the property of SUIT and Aquila.

     Board Size. In general, smaller to mid-size boards are more cohesive, work better together and tend to be more effective monitors than larger boards. Our Bylaws currently provide for at least three and not more than seven directors.

     Annual Election of Directors. In order to create greater alignment between the Board's and our stockholders' interests and to promote greater accountability to the stockholders, directors shall be elected annually.

     Meetings. Our Board has meetings as necessary. During the fiscal year ended June 30, 2000, the Board held six meetings with each director attending each meeting.

     Committee Structure. It is the general policy of the Company that the Board as a whole will consider all major decisions. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of the Company as a publicly owned entity. Standing committees shall include audit and compensation. All of the committees shall be composed solely of independent directors. The Board may form other committees as it determines appropriate.

     Audit Committee. The audit committee recommends the appointment of independent public accountants to conduct audits of our financial statements, reviews with the accountants the plan and results of the auditing engagement, approves other professional services provided by the accountants and evaluates the independence of the accountants. The audit committee also reviews the scope and results of the Company's procedures for internal auditing and the adequacy of our system of internal accounting controls. Members are Messrs. Williams (Chairman), Romano and Zahradnik. The audit committee met informally several times during the fiscal year ended June 30, 2000.

     Compensation Committee. The compensation committee approves the compensation of officers, administers the bonus plan for employees, makes recommendations to the Board regarding any present or future employee incentive stock option plans and, pursuant to our stock option plans, awards stock options to those employees who have been recommended by management. Members are Messrs. Romano (Chairman) and Williams. The compensation committee met three times during the fiscal year ended June 30, 2000.

 THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES AS DIRECTORS
  OF CONTANGO, TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL
                THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

                                   PROPOSAL 3
                 RATIFICATION OF THE SELECTION OF OUR AUDITORS

     The Board has appointed Arthur Andersen, LLP, independent public accountants, for the examination of the accounts and audit of our financial statements for the fiscal year ending June 30, 2001. Arthur Andersen, LLP also served in such capacity for the fiscal year ended June 30, 2000. At the Annual Meeting, the Board will present a proposal to the stockholders to approve and ratify the engagement of Arthur Andersen, LLP. A representative of Arthur Andersen, LLP will be present and will have the opportunity to make a statement, if he desires, and to respond to appropriate questions. The audit committee will consider a negative vote as a direction to select other auditors for the fiscal year ending June 30, 2002.

  THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR
                ANDERSEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables show the ownership of our Common Stock by (i) anyone who is known by us to beneficially own 5% or more of our outstanding Common Stock, (ii) each of our non-employee directors, (iii) our executive officers and
(iv) our executive officers and directors taken together as a group. Unless otherwise indicated, each person named in the following table has the sole power to vote and dispose of the shares listed next to their name based on information as of September 30, 2000. The address of the members of the Board and our executive officers is 3700 Buffalo Speedway, Suite 960, Houston, Texas 77098.

OUR 5% STOCKHOLDERS

                                                     COMMON SHARES BENEFICIALLY OWNED(1)
                                                   ---------------------------------------
                                                                  UNDER STOCK
                                                                  OPTIONS AND
                                                                 WARRANTS, AND
                                                                 ISSUABLE UPON
                                                                 CONVERSION OF
                                                                   PREFERRED
                                                   OUTSTANDING     STOCK(1)        TOTAL     PERCENT
                                                   -----------   -------------   ---------   -------
Aquila Energy Capital Corporation(2).............          --      2,272,727     2,272,727     7.1%
  909 Fannin, Suite 1850
  Houston, Texas 77010
Southern Ute Indian Tribe dba Southern Ute Indian
  Tribe Growth Fund(3)...........................   5,000,000        253,334     5,253,334    16.5%
  135 East 9th Street, Suite H
  Durango, Colorado 81301
Trust Company of the West(4).....................   3,703,704      2,875,371     6,579,075    20.6%
  865 Figueroa St.
  Los Angeles, California 90017

MEMBERS OF THE BOARD WHO ARE NOT EMPLOYEES

                                                     COMMON SHARES BENEFICIALLY OWNED(1)
                                                    -------------------------------------
                                                                  UNDER STOCK
                                                                  OPTIONS AND
                                                    OUTSTANDING   WARRANTS(1)     TOTAL     PERCENT
                                                    -----------   -----------   ---------   -------
John B. Juneau(5).................................    800,001       680,001     1,480,002     4.6%
Joseph J. Romano(6)...............................    100,001       110,001       210,002     *
Darrell W. Williams(7)............................    240,001       170,001       410,002     1.3%
Robert J. Zahradnik...............................         --            --            --     *

OUR EXECUTIVE OFFICERS

                                                     COMMON SHARES BENEFICIALLY OWNED(1)
                                                    -------------------------------------
                                                                  UNDER STOCK
                                                                  OPTIONS AND
                                                    OUTSTANDING   WARRANTS(1)     TOTAL     PERCENT
                                                    -----------   -----------   ---------   -------
Kenneth R. Peak, Chairman, President, Chief
  Executive and Chief Financial Officer and
  Secretary(8)....................................   2,016,963     1,466,667    3,483,630    10.9%
William H. Gibbons, Treasurer(9)..................      26,001        33,333       59,334     *

ALL DIRECTORS AND EXECUTIVE OFFICERS TOGETHER

                                                     COMMON SHARES BENEFICIALLY OWNED(1)
                                                    -------------------------------------
                                                                  UNDER STOCK
                                                                  OPTIONS AND
                                                    OUTSTANDING   WARRANTS(1)     OWNED     PERCENT
                                                    -----------   -----------   ---------   -------
Directors and executive officers, as a group (6
  persons)........................................   3,182,967     2,460,003    5,642,970    17.7%

---------------

 *  Less than 1%.

(1) Includes shares underlying options and warrants to purchase shares that currently are vested or exercisable or will vest or be exercisable within 60 days or shares issuable upon conversion of convertible preferred stock.

(2) Represents shares issuable upon conversion of Series B senior convertible cumulative preferred stock.

(3) Includes stock options to purchase 3,334 shares of Common Stock at prices between $1.00 and $2.06 per share and a warrant to purchase 250,000 shares of Common Stock at $1.00 per share, all of which are vested.

(4) Trust Company of the West holds its securities of Contango in its capacity as Investment Manager and Custodian. Shares include stock options to purchase 5,001 shares of Common Stock at prices between $1.00 and $2.06, warrants to purchase 870,370 shares of Common Stock at $1.00 and 2,000,000 shares issuable upon conversion of the Series A senior convertible cumulative preferred stock, all of which are vested and currently exercisable.

(5) Includes stock options to purchase 10,001 shares of Common Stock at prices between $1.00 and $2.06 per share and a warrant to purchase 400,000 shares of Common Stock at $1.00, all of which are vested. Also included in shares are 400,000 shares of Common Stock and stock options to purchase 270,000 shares of Common Stock at $1.00 that are owned by Juneau Exploration. Mr. Juneau is sole manager of Juneau Exploration.

(6) Includes stock options to purchase 10,001 shares of Common Stock at prices between $1.00 and $2.06 per share and a warrant to purchase 100,000 shares of Common Stock at $1.00, all of which are vested.

(7) Includes stock options to purchase 10,001 shares of Common Stock at prices between $1.00 and $2.06 per share and a warrant to purchase 160,000 shares of Common Stock at $1.00, all of which are vested.

(8) Includes a stock option to purchase 66,667 shares of Common Stock at $1.60 per share and a warrant to purchase 1,400,000 shares of Common Stock at $1.00 per share, all of which are vested.

(9) Represents stock options to purchase 33,333 shares of Common Stock at $1.00 per share, all of which are vested.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file reports of their beneficial ownership with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent holders are required to furnish the Company with copies of the forms that they file.

     We believe that all Section 16(a) filing requirements applicable to executive officers, directors and greater-than-ten percent holders were made during the Company's fiscal year ended June 30, 1999 with the following exception:

     - A report on Form 4, relating to the issuance of stock options on September 9, 1999 to Juneau Exploration, was filed late on April 7, 2000.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Directors, Director Designees and Observers. As part of the Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series A Preferred Stock, if TCW, as the holder of Series A Preferred Stock, has not appointed or nominated for election at least one member of the Board and shares of the Series A Preferred Stock remain outstanding, then, in its capacity as the holder of Series A Preferred Stock, TCW shall be entitled to designate a person to attend any meetings of the Board for the sole purpose of observing such meeting for and on behalf of TCW. In addition, as part of the securities purchase agreement dated as of December 29, 1999 between Contango and TCW, as amended by the Securities Purchase Agreement, dated as of August 24, 2000, TCW has concurrent rights to designate a person to attend any meetings of the Board for the sole purpose of observing such meeting for and on behalf of TCW, provided that TCW has not nominated or appointed at least one member of the Board and it holds at least 5% of the Company's outstanding Common Stock.

     As part of the securities purchase agreement dated as of August 24, 2000 between Contango and SUIT, the Company shall use its best efforts to cause one of the directors to be an individual selected by SUIT in its sole discretion. Additionally, if at any time SUIT has not appointed or nominated for election at least one of the members of the Board and SUIT holds at least 5% of the Company's outstanding Common Stock, SUIT shall be entitled to designate a person who shall attend any meetings of the Board for the sole purpose of observing such meeting for and on behalf of SUIT. SUIT selected Robert J. Zahradnik as its director designee. The Board appointed Mr. Zahradnik as a director in June 2000.

     As part of the securities purchase agreement dated as of September 27, 2000 between Contango and Aquila, the Company shall use its best efforts to cause one of the directors to be an individual selected by Aquila in its sole discretion. Additionally, if at any time Aquila has not appointed or nominated for election at least one of the members of the Board and it holds at least 5% of the Company's outstanding Common Stock or a sufficient number of shares of Series B Preferred Stock which, if converted, would constitute at least 5% of the Company's outstanding Common Stock (or a combination of the foregoing), Aquila shall be entitled to designate a person to attend any meetings of the Board for the sole purpose of observing such meeting for and on behalf of Aquila. Aquila selected Jay D. Brehmer as its director designee. The Board appointed Mr. Brehmer as a director on October 2, 2000.

     Juneau Exploration Company, L.L.C. Effective September 1, 1999, we entered into an agreement with Juneau Exploration whereby we outsourced all of our natural gas and oil prospect generation and evaluation functions to Juneau Exploration. As an inducement to enter into the agreement, Juneau Exploration received 400,000 shares of our Common Stock. As of September 19, 2000, we have granted to Juneau Exploration options to purchase 700,000 shares of our Common Stock in connection with exploratory successes and acquisitions. Of these options, 299,998 have vested, with the remainder vesting subject to achieving a defined payout and rate of return.

     On August 14, 2000, we amended our agreement with Juneau Exploration whereby in exchange for our no longer granting 100,000 share options for each acquisition and exploration success, we increased the overriding royalty interest granted to Juneau Exploration from 2.5% to 3.3%. Juneau Exploration currently receives a 3.3% proportionately reduced overriding royalty on successful wells and a 25% proportionately reduced back-in working interest after achieving a defined payout. Juneau Exploration will continue to bear the upfront overhead costs of performing all functions involved in bringing a prospect to a ready to drill stage. Juneau Exploration is required to participate for a 5% working interest in each transaction recommended. Their overall remuneration continues to be directly related to our exploration success, as the overriding royalty and 25% after payout back-in working interest are tied to the drilling and performance of successful wells. We believe this shifting of risk and alignment of incentives are key to our goal of achieving profitability. John B. Juneau, one of our directors, is the sole manager of Juneau Exploration.

                   EXECUTIVE OFFICERS AND OTHER KEY EMPLOYEES

NAME                             AGE                             POSITION
----                             ---                             --------
Kenneth R. Peak................  55    Chairman, President, Chief Executive and Chief Financial
                                       Officer and Secretary
William H. Gibbons.............  57    Treasurer
Kaci M. Brubaker...............  27    Director of Administration

     Kenneth R. Peak was appointed president, chief executive and financial officer, secretary and a director of Contango in July 1999 and serves as chairman of the board. Further information about Mr. Peak is provided above under "Election of Directors -- Nominees".

     William H. Gibbons joined Contango in February 2000 and was appointed treasurer in March 2000. Before joining Contango, he was treasurer of Packaged Ice, Inc. from 1998 to 2000. From 1990 to 1998 and from 1983 to 1986, he provided financial consulting services to domestic and international oil companies, including a five-year assignment with Walter International, Inc. Mr. Gibbons began his energy career with Houston Oil & Minerals Corporation, where he served as treasurer from 1975 to 1981. He also was VP -- Finance for Guardian Oil Company from 1981 to 1983 and Director -- Acquisitions for Service Corporation International from 1986 to 1990. Mr. Gibbons received a BA in Business Administration from Duke University and a MBA in Finance from Tulane University.

     Kaci M. Brubaker joined Contango in August 1999 as Director of Administration. Prior to joining Contango, Ms. Brubaker was the departmental assistant for Environmental Safety at Amerada Hess Corporation. She also served as Legal Assistant for the executive offices of Crown Castle International from 1997 to 1999. Ms. Brubaker received an Associates Degree from the School of Culinary Arts in Houston.

     All executive officers and key employees of the Company are United States citizens. There are no family relationships between any of our directors, executive officers, key employees or nominees for director.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLES

     The following tables and discussion below set forth information about the compensation awarded to, earned by or paid to our chief executive officer (sometimes referred to in this report as the "named executive officer") during the fiscal years ended June 30, 2000, 1999 and 1998. Other than the salary and bonus described in the table below, we did not pay any executive officer named in the table below any fringe benefits, perquisites or other compensation during the fiscal year ended June 30, 2000. For the fiscal year ended June 30, 2000, the named executive officer was the only executive officer whose salary and bonus exceeded $100,000.

                                                                                    LONG TERM
                                                                                  COMPENSATION
                                                               ANNUAL        -----------------------
                                                            COMPENSATION     RESTRICTED     SHARES
NAME AND                                         FISCAL   ----------------     STOCK      UNDERLYING
PRINCIPAL POSITION                                YEAR     SALARY    BONUS     AWARDS      OPTIONS
------------------                               ------   --------   -----   ----------   ----------
Kenneth R. Peak(1).............................   2000    $139,555    $--        --             --
  Chairman, President, Chief Executive
  and Financial Officer and Secretary
Buddy Young(2).................................   1999    $ 34,850    $--        --        100,000
  President and Chief Executive Officer           1998    $ 12,510    $--        --             --

---------------

(1) Mr. Peak was appointed as our chief executive officer and president on July 26, 1999 and appointed chairman of the board on September 28, 1999 at an annual salary of $150,000. Prior to that date he was not affiliated with us in any way and did not receive any compensation from us.

(2) Mr. Young served as our president and chief executive officer and as a director from March 1998 until July 26, 1999. Salary amounts represent partial year compensation.

(3) There were no grants of options to purchase our Common Stock made during the fiscal year ended June 30, 2000 to the named executive officers.

     The following table shows the number of options owned by the named executive officers. Options in the column marked "unexercisable" are subject to vesting and will be forfeited if the named executive officer's employment with us is terminated for certain reasons. None of our named executive officers exercised options or warrants during the fiscal year ended June 30, 2000.

                                                                                        VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED         IN-THE-MONEY WARRANTS
                                                          WARRANTS AND OPTIONS           AT JUNE 30, 2000(1)
                                                       ---------------------------   ---------------------------
NAME                                                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                                   -----------   -------------   -----------   -------------
Kenneth R. Peak......................................   1,400,000         --             $--            $--

---------------

(1) Based on $1.00 per share, the closing price per share of our Common Stock on the Over-the-Counter Bulletin Board on June 30, 2000 and an exercise price of $1.00.

EMPLOYMENT AGREEMENTS

     We currently have no employment agreement with any executive officer. On March 24, 1998, we entered into a consulting agreement with Mr. Young, pursuant to which he served until July 26, 1999 as president, chief executive officer and a director and was paid a total of $34,850 during the year ended June 30, 1999. On July 26, 1999, Mr. Young resigned from all of his positions, and he entered into a new consulting agreement with us on July 27, 1999. Under the terms of the new agreement, Mr. Young served as a consultant until our Annual Meeting on September 26, 1999. His agreed compensation was $20,000 payable at the rate of $2,000 per month, with a balloon payment of $14,000 at the conclusion of his services. Under the agreement, Mr. Young was granted a 5-year option to purchase 100,000 shares of Common Stock at $1.00.

     On July 26, 1999, the Board appointed Kenneth R. Peak as President, Chief Executive Officer and a director and approved an initial salary for Mr. Peak in the amount of $12,500 per month.

                               PERFORMANCE GRAPH

     The following graph compares the yearly percentage change from July 1, 1999 until June 30, 2000 in the cumulative total stockholder return on our Common Stock to the cumulative total return on the Russell 2000 Stock Index and a peer group of 12 independent oil and gas exploration companies selected by us. Each of the companies selected had a market capitalization of less than $100 million as of June 30, 2000. The companies in our selected peer group are 3TEC Energy Corporation, Carrizo Oil & Gas, Edge Petroleum, Equity Oil & Gas, Goodrich Petroleum Corp., Hallwood Energy Corp., Howell Corp., Mallon Resources Corp., Miller Exploration Corp., Parallel Petroleum Corp., Petroleum Development Corp. and Petroquest Energy, Inc.

             COMPARISON OF FISCAL YEAR 2000 CUMULATIVE TOTAL RETURN

                              [PERFORMANCE GRAPH]

---------------------------------------------------------------------
                                                    06/99      06/00
---------------------------------------------------------------------
 Contango Oil & Gas Company                         $100      $1,000
 Russell 2000 Stock Index                           $100      $  113
 Peer Group Composite                               $100      $  143

     The stock performance for our Common Stock is not necessarily indicative of future performance. Total stockholder return assumes reinvestment of all cash dividends.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING OF STOCKHOLDERS IN 2001

     Proposals of stockholders intended to be presented at next year's annual meeting of stockholders must be received by Kenneth R. Peak at Contango Oil & Gas Company's principal office located at 3700 Buffalo Speedway, Suite 960, Houston, Texas 77098 no later than June 15, 2001. If the date of the annual meeting for 2001 is moved by more than 30 days from the date of this year's Annual Meeting, then the deadline for receiving stockholder proposals shall be a reasonable time before the Company begins to print and mail the proxy statement for the 2001 annual meeting.

ADVANCE NOTICE PROCEDURES FOR NEXT YEAR'S ANNUAL MEETING

     The Company advises stockholders that, until further notice, September 1, 2001 is the date after which notice of a stockholder-sponsored proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., a proposal to be presented at the next annual meeting of stockholders that has not been submitted for inclusion in the Company's proxy statement) will be considered untimely under the Commission's proxy rules.

OTHER PROPOSED ACTIONS

     The Board is not aware of any other business that will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

DOCUMENTS INCORPORATED BY REFERENCE

     The Company hereby incorporates by reference into this Proxy Statement the information in the Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2000 found under the following captions: Item 6. Management's Discussion and Analysis of Financial Condition and Results of Operations; Item
7. Financial Statements and Supplementary Data; and Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure. The Company's annual report on Form 10-KSB, as filed with the Securities and Exchange Commission, accompanies this Proxy Statement.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

     THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO KENNETH R. PEAK, CONTANGO OIL & GAS COMPANY, 3700 BUFFALO SPEEDWAY, SUITE 960, HOUSTON, TEXAS 77098, TELEPHONE NUMBER (713) 960-1901. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY NOVEMBER 6, 2000.

                                            By order of the Board of Directors,

                                            /s/ KENNETH R. PEAK

                                            Kenneth R. Peak
                                            Chairman, President and Chief
                                            Executive Officer

                                                                      APPENDIX A


                          CERTIFICATE OF INCORPORATION
                                       OF
                           CONTANGO OIL & GAS COMPANY

     I, the undersigned, for purpose of incorporating and organizing a corporation under the General Corporation Law of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

                                   ARTICLE I

     The name of the Corporation is Contango Oil & Gas Company (the "Corporation").

                                   ARTICLE II

     A. The address of the Corporation's registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.

     B. The name and mailing address of the incorporator is Takako Muramatsu, Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

     A. This Corporation is authorized to issue two classes of shares of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The number of shares of Common Stock authorized to be issued is fifty million (50,000,000), par value $0.04 per share, and the number of shares of Preferred Stock authorized to be issued is one hundred twenty five thousand (125,000), par value $0.04 per share; the total number of shares which the corporation is authorized to issue is fifty million one hundred twenty five thousand shares (50,125,000).

     B. The Preferred Stock shall be divided into series. The first series of Preferred Stock shall consist of five thousand (5,000) shares and is designated as series A senior convertible cumulative preferred stock (the "Series A Preferred Stock"). The second series of Preferred Stock shall consist of ten thousand (10,000) shares and is designated as series B senior convertible cumulative preferred stock (the "Series B Preferred Stock").

     C. All or any of the remaining shares of Preferred Stock shall be issued in one or more series, and consist of such number of shares and have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation (the "Board of Directors"), and the Board of Directors is hereby expressly vested with authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

                                   ARTICLE V

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the Bylaws of the Corporation, in the manner provided in the Bylaws of the Corporation and subject to the power of the stockholders of the Corporation to alter or repeal any bylaw whether adopted by them or otherwise; provided, however, that the affirmative vote of 66 and 2/3 percent of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required for stockholders to adopt, amend, alter or repeal any provision of the Bylaws of the Corporation.

                                   ARTICLE VI

     Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by a Bylaw of the Corporation or amendment thereof duly adopted by the Board of Directors.

                                  ARTICLE VII

     Unless and except to the extent that the Bylaws of the Corporation shall so require, election of directors need not be by written ballot.

                                  ARTICLE VIII

     A. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

     B. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of the stockholders in lieu of a meeting of stockholders.

                                   ARTICLE IX

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of Delaware as the same exists or may hereafter be amended. If the General Corporation Law of Delaware is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE X

     A. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or Proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Section C of this Article, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

     B. The Corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article or otherwise.

     C. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.

     D. The rights conferred on any Indemnitee by this Article shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     E. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

     F. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

     G. This Article shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                                   ARTICLE XI

     The Corporation hereby reserves the right at any time and from time to time to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law, and all rights, preferences, and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by or pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

     IN WITNESS WHEREOF, the undersigned Incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed on this day of October 2000.

                                            ------------------------------------
                                           Takako Muramatsu

                                                                      APPENDIX B

                                     BYLAWS
                                       OF
                           CONTANGO OIL & GAS COMPANY
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                   ARTICLE I

                              OFFICES AND RECORDS

     SECTION 1.1 Delaware Office. The address of the Corporation's registered office in the State of Delaware is to be located at 1013 Centre Road in the City of Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.

     SECTION 1.2 Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

     SECTION 1.3 Books and Records. The books and records of the Corporation may be kept at the Corporation's office in Houston, Texas or at such other locations within or outside the State of Delaware as may from time to time be designated by the Board of Directors.

                                   ARTICLE II

                                  STOCKHOLDERS

     SECTION 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held at such date, place and time as may be fixed by resolution of the Board of Directors.

     SECTION 2.2 Special Meetings. Special meetings of the shareholders may be called at any time by the president or a majority of the Board of Directors acting with or without a meeting, or the holder or holders of one-half of all the shares outstanding and entitled to vote thereat.

     SECTION 2.3 Place of Meeting. The Board of Directors may designate the place of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Corporation.

     SECTION 2.4 Notice of Meeting. Written or printed notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be prepared and delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally, or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present (except as otherwise provided by law), or if notice is waived by those not present. Any previously scheduled meeting of the stockholders may be postponed and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

     SECTION 2.5 Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting separately as a class or series, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business.

The chairman of the meeting or a majority of the shares of Voting Stock so represented may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman or a majority of the shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     SECTION 2.6 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or as may be permitted by law, or by his duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Corporation or his representative at or before the time of the meeting.

     SECTION 2.7  Notice of Stockholder Business and Nominations.

     (A) Annual Meetings of Stockholders

          (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Section 2.4 of these Bylaws, (b) by or at the direction of the Chairman of the Board or the Board of Directors or (c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) of this paragraph (A) of this Bylaw and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

          (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting or the tenth day following the day on which such notice of the date of the meeting was mailed or public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

          (3) Notwithstanding anything in the second sentence of paragraph
     (A)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the

     Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day such notice of the meeting was mailed or on which such public announcement is first made by the Corporation.

     (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 2.4 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the Corporation's Notice of Meeting, if the stockholder's notice as required by paragraph (A)(2) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the sixtieth day prior to such special meeting or the tenth day following the day such notice of the meeting was mailed or on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholders notice as described above.

     (C) General.

          (1) Only persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

          (2) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     SECTION 2.8 Procedure for Election of Directors. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by written ballot, and, except as otherwise set forth in the Certificate of Incorporation with respect to the right of the holders of any series of Preferred Stock or any other series or class of stock to elect additional directors under specified circumstances, an affirmative vote of a majority of the votes cast thereat shall elect directors. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all other matters submitted to the stockholders at any meeting shall be decided by the affirmative vote of a majority of the voting power of the outstanding Voting Stock present in person or represented by proxy at the meeting and entitled to vote thereon.

     SECTION 2.9  Inspectors of Elections; Opening and Closing the Polls.

     (A) The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware.

     (B) The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

     SECTION 2.10 No Action Without Annual or Special Meeting. Subject to the rights of the holders of any series of preferred stock or any other series or class of stock as set forth in the Certificate of Incorporation with respect to such series or class, any action required or permitted by the General Corporation Law of the State of Delaware to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by any consent in writing in lieu of a meeting by such stockholders.

                                  ARTICLE III

                               BOARD OF DIRECTORS

     SECTION 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

     SECTION 3.2 Number, Tenure and Qualifications. The number of directors of the Company shall be at least three (3) and not more than seven (7). Subject to the foregoing limitations, without amendment of these Bylaws, the number of directors may be fixed or changed by resolution adopted by the vote of the majority of directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for that purpose; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     SECTION 3.3 Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, each annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without notice other than such resolution.

     SECTION 3.4 Special Meetings. Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the President or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

     SECTION 3.5 Notice. Notice of any special meeting shall be given to each director at his business or residence in writing or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before such meeting. If by telephone, the notice shall be given at least twelve hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under
Section 8.1 of Article VIII hereof. A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in writing, either before or after such meeting.

     SECTION 3.6 Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

     SECTION 3.7 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee. The written consent may be signed in counterparts and must be filed with the minutes of the proceedings of the Board of Directors or committee.

     SECTION 3.8 Quorum. A whole number of directors equal to at least a majority of all of the members of the Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 3.9 Newly Created Directorships and Vacancies. Subject to the rights of any holders of any series of preferred stock, or any other series or class of stock as set forth in the Certificate of Incorporation, to elect additional directors under specified circumstances, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies of the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other causes shall be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term for the remainder of the full term of the class of directors in which the vacancy occurred or in which the new directorship was created and until such director's successor shall have been duly elected and qualified. No decrease in the numbers of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

     SECTION 3.10  Committees.

     (A) The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

     (B) Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to these Bylaws.

     SECTION 3.11 Removal. Any director may be removed without cause at any special meeting of shareholders called for such purpose by the vote of the holders of sixty-six and two-thirds (66 2/3%) of the voting power entitling them to elect directors in place of those to be removed, voting as a single class. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed. Failure to elect a director to fulfill the unexpired term of any director removed shall be deemed to create a vacancy in the Board of Directors. The terms of this Section 3.11 are subject to any contractual provisions binding on the Corporation from time to time, and such contractual provisions shall control to the extent they conflict with the terms hereof.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 4.1 Elected Officers. The elected officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, a Treasurer, and such other officers as the Board of Directors from time to time may deem proper. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

     SECTION 4.2 Election and Term of Office. The elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Section
4.7 of these Bylaws, each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign.

     SECTION 4.3 Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors. He shall make reports to the Board of Directors and the stockholders, and shall perform all such other duties as are properly required of him by the Board of Directors. He shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

     SECTION 4.4 President. The President shall act in a general executive capacity and shall assist the Chairman of the Board in the administration and operation of the Corporation's business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors. The President may sign, alone or with the Secretary, or an Assistant Secretary, or any other proper officer of the Corporation authorized by the Board of Directors, certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors.

     SECTION 4.5 Secretary. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board or the President, or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. He shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board or the President. He shall have the custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board or the President, and attest to the same.

     SECTION 4.6 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman of the Board, or the President, taking proper vouchers for such disbursements. The Treasurer shall render to the Chairman of the Board, the President and the Board of Directors, whenever requested, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board of Directors shall prescribe.

     SECTION 4.7 Removal. Any officer elected by the Board of Directors may be removed by the Board of Directors whenever, in their judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

     SECTION 4.8 Vacancies. A newly created office and a vacancy in any office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

                                   ARTICLE V

                        STOCK CERTIFICATES AND TRANSFERS

     SECTION 5.1  Certificates and Transfers.

     (A) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

     (B) The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                   ARTICLE VI

                                INDEMNIFICATION

     SECTION 6.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

     SECTION 6.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this
Article VI or otherwise.

     SECTION 6.3 Claims. If a claim for indemnification or payment of expenses under this Article VI is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.

     SECTION 6.4 Nonexclusivity of Rights. The rights conferred on any Indemnitee by this Article VI shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 6.5 Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

     SECTION 6.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

     SECTION 6.7 Other Indemnification and Prepayment of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1 Fiscal Year. The fiscal year-end of the corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

     SECTION 7.2 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

     SECTION 7.3 Corporate Seal. The corporate seal shall have inscribed the name of the Corporation thereon and shall be in such form as may be approved from time to time by the Board of Directors.

     SECTION 7.4 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the General Corporation Law of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders of the Board of Directors need be specified in any waiver of notice of such meeting.

     SECTION 7.5 Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

     SECTION 7.6 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the President or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the President, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

     SECTION 7.7 Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the President or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the President or any Vice President of the Corporation may delegate contractual powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

     SECTION 7.8 Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                  ARTICLE VIII

                                   AMENDMENTS

     SECTION 8.1 Amendments. These Bylaws may be amended, altered, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given no less than twenty-four hours prior to the meeting; provided, however, that, notwithstanding any other provisions of the Certificate of Incorporation, these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the Certificate of Incorporation, any Certificate of Designation for any series of Preferred Stock, or these Bylaws, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock of the Corporation, voting together as a single class, shall be required in order for stockholders to alter, amend or repeal any provision of these Bylaws or to adopt any additional bylaws. Any amendment, recission, addition or alteration of these Bylaws by the Board of Directors shall require the affirmative vote of at least two-thirds of the members of the Board of Directors.

                                                                      APPENDIX C

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                           CONTANGO OIL & GAS COMPANY
                            (A DELAWARE CORPORATION)
                                      AND
                           CONTANGO OIL & GAS COMPANY
                             (A NEVADA CORPORATION)

     This Agreement and Plan of Merger ("Merger Agreement") dated as of
          , 2000, is made by and between Contango Oil & Gas Company, a Delaware corporation ("Contango-Delaware") and Contango Oil & Gas Company, a Nevada corporation ("Contango-Nevada" and together with Contango-Delaware, the "Constituent Corporations").

                                    RECITALS

     A. Contango-Nevada desires to merge with and into Contango-Delaware, a Delaware corporation that is a wholly-owned subsidiary of Contango-Nevada, and Contango-Delaware desires to merge with Contango-Nevada, all upon the terms and subject to the conditions of this Merger Agreement (the "Proposed Merger").

     B. Contango-Delaware is a corporation duly organized and existing under the Delaware General Corporation Law (the "DGCL"). Contango-Delaware has an authorized capital of 50,125,000 shares, consisting of 50,000,000 shares of common stock, par value $0.04 per share ("Contango-Delaware Common Stock"), and 125,000 shares of preferred stock, par value $0.04 per share, 5,000 of which are designated as Series A senior convertible cumulative preferred stock ("Contango-Delaware Series A Preferred Stock"), and another 10,000 of which are designated as Series B senior convertible cumulative preferred stock ("Contango-Delaware Series B Preferred Stock" and together with the Contango-Delaware Series A Preferred Stock, the "Contango-Delaware Preferred Stock"). As of the date hereof, one share of Contango-Delaware Stock is issued and outstanding, which is held by Contango-Nevada.

     C. Contango-Nevada is a corporation duly organized and existing under the Revised Statutes of the State of Nevada (the "NRS"). Contango-Nevada has an authorized capital of 50,125,000 shares, consisting of 50,000,000 shares of common stock, par value $0.04 per share ("Contango-Nevada Common Stock"), and 125,000 shares of preferred stock, par value $0.04 per share, 5,000 of which are designated as Series A senior convertible cumulative preferred stock ("Contango-Nevada Series A Preferred Stock") and another 10,000 of which are designated as Series B Senior convertible cumulative preferred stock ("Contango-Nevada Series B Preferred Stock" and together with the Contango-Delaware Series A Preferred Stock, the "Contango-Delaware Preferred Stock"). As of the date hereof, 22,926,415 shares of Contango-Nevada Common Stock, 2,500 shares of Contango-Nevada Series A Preferred Stock, and 5,000 shares of Contango-Nevada Series B Preferred Stock are issued and outstanding.

     D. The Board of Directors of Contango-Nevada has determined by unanimous vote that, for the purpose of effecting the reincorporation of Contango-Nevada in the State of Delaware, it is advisable and in the best interest of Contango-Nevada and its stockholders that it ratify, confirm and approve the Proposed Merger, pursuant to which it will merge with and into Contango-Delaware upon the terms and conditions herein provided.

     E. The Board of Directors of Contango-Nevada has determined that for the purposes of reducing the number of shares of the Contango-Nevada Common Stock that are outstanding and increasing the price per share of such Common Stock, Contango-Nevada shall effect a two-for-one reverse stock split contemporaneous with the Proposed Merger whereby the holders of Contango-Nevada Common Stock shall receive one validly issued, fully paid and nonassessable share of Contango-Delaware Common Stock, for every two shares of Contango-Nevada Common Stock that they hold.

     F. The Board of Directors of Contango-Nevada has further determined that it is advisable that upon consummation of the Proposed Merger, (i) the holders of Contango-Nevada Series A Preferred Stock shall receive one share of Contango-Delaware Series A Preferred Stock for each share of Contango-Nevada Series A Preferred Stock that they hold; and (ii) the holders of Contango-Nevada Series B Preferred Stock shall each receive one share of Contango-Delaware Series B Preferred Stock, provided that after the consummation of the Proposed Merger as a result of the two for one reverse stock split, each share of Contango-Delaware Preferred Stock shall be convertible, at an adjusted conversion price, into one-half of the number of shares of Nevada Common Stock that would have been received before such Merger.

     G. The respective Boards of Directors of Contango-Delaware and Contango-Nevada have authorized and approved this Merger Agreement and have directed that this Merger Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     H. This Merger Agreement is a Plan of Reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual agreements and covenants set forth herein, and other good and valuable consideration, the Constituent Corporations agree as follows:

                                   ARTICLE I

                                     MERGER

     1.1 Merger. In accordance with the provisions of this Merger Agreement, the DGCL and the NRS, Contango-Nevada shall be merged with and into Contango-Delaware (the "Merger"), the separate existence of Contango-Nevada shall cease, and Contango-Delaware shall survive the Merger and shall continue to be governed by the DGCL. Contango-Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the surviving corporation shall be Contango Oil & Gas Company.

     1.2 Filing and Effectiveness. The Merger shall become effective when the last to occur of the following actions shall have been completed:

     (a) This Merger Agreement and the Merger shall have been adopted and approved by the stockholders of each of the Constituent Corporations in accordance with the requirements of the DGCL and the NRS;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement have been satisfied or duly waived by the party entitled to satisfaction thereof;

     (c) A properly executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the DGCL shall have been filed with and accepted by the Secretary of State of the State of Delaware; and

     (d) A properly executed Articles of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the NRS shall have been filed with the State of Nevada.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date."

     1.3 Effect of Merger. Upon the Effective Date of the Merger, the separate existence of Contango-Nevada shall cease, and Contango-Delaware, as the Surviving Corporation, (i) shall continue to possess all of Contango-Delaware's assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger; (ii) shall be subject to all actions previously taken by its and Contango-Nevada's Board of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Contango-Nevada including, without limitation, all patents, trademarks, licenses, registrations, and all other intellectual properties however defined; (iv) shall continue to be subject to all of Contango-Delaware's debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Contango-Nevada in the same manner as if Contango-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the NRS, and (vi) shall continue to operate the business of Contango-Nevada under its current name, Contango Oil & Gas Company.

                                   ARTICLE II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Contango-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the terms thereof and applicable law.

     2.2 Bylaws. The Bylaws of Contango-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of Contango-Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                  ARTICLE III

                         MANNER OF CONVERSION OF STOCK

     3.1 Stock Conversion. Upon the Effective Date of the Merger, each share of Contango-Nevada Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger, and without any action by the Constituent Corporations, the holder of such shares, or any other person, be deemed to represent the right to receive one-half of one fully paid and nonassessable share of the corresponding Contango-Delaware Common Stock. No fractional shares of Contango-Delaware Common Stock shall be issued and, in lieu thereof, stockholders holding a number of shares of Contango-Nevada Common Stock not evenly divisible by two, upon surrender of their old certificates, shall be paid an amount of cash, without interest, rounded to the nearest cent, determined by the multiplying of (i) the Market Price of a share of Nevada Common Stock on November 16, 2000 by (ii) the fractional interest to which such stockholder would otherwise be entitled. The "Market Price" of a share of Nevada Common Stock means the average closing prices of such Common Stock on the securities exchange or other national market system on which such Common Stock is then traded over the six month-trading day period immediately prior to November 16, 2000 or, if the Common Stock is not then traded on a securities exchange or national market system, the average of the closing prices on the over-the-counter market on which such Common Stock is then traded as of the close of such market on each day over the six month-trading day period immediately prior to such date. On each day during the six month-trading period on which there are no trades, the Company will use the closing price on the last trading day prior to such date. As promptly as practical after the determination of the amount of cash to be paid to holders of fractional share interests, U.S. Stock Transfer Corporation, the transfer agent for each of the Constituent Corporations (the "Transfer Agent"), will so notify the Surviving Corporation and the Surviving Corporation will deposit such amount with the Transfer Agent and cause the Transfer Agent to forward payments to such holders of fractional shares subject to and in accordance with the terms of this Merger Agreement.

     3.2 Contango-Nevada Warrants, Convertible Securities, Employee Benefit, Stock Option and Employee Stock Purchase Plans.

     (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the warrants, convertible securities, employee benefits, stock option and employee stock plans of Contango-Nevada. Each outstanding and unexercised option or other right to purchase a security convertible into Contango-Nevada Common Stock shall become an option or right to purchase a security convertible into the Surviving Corporation's Common Stock on the basis of one-half of a share of the Surviving Corporation's Common Stock for each share of Contango-Nevada Common Stock issuable pursuant to any such option, stock purchase right or convertible security, upon the same terms and subject to the same conditions.

     (b) In accordance with the respective terms of the Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series A Senior Convertible, Cumulative Preferred Stock dated August 24, 2000 and the Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series B Senior Convertible, Cumulative Preferred Stock dated September 27, 2000 (each a "Certificate of Designations" and collectively, the "Certificates of Designation"), the number of shares of Nevada Common Stock that comprise the Stock Units (as defined in the applicable Certificate of Designations) held by the holders of Contango-Nevada Preferred Stock shall be adjusted to reflect the number of shares of Contango-Delaware Common Stock that such holders shall be entitled to receive after the Merger. Accordingly, for each holder of Contango-Nevada Preferred Stock, the number of shares of Common Stock of the Surviving Corporation that shall comprise a Stock Unit after the Merger will be adjusted to that number determined by dividing the Conversion Price (as defined in the applicable Certificate of Designations) by a fraction the numerator of which is the new shares of Contango-Delaware Common Stock that such holder will be entitled to receive after and as a result of the two for one reverse stock split which will be effected as part of the Merger and the denominator of which will be the number of shares of Contango-Nevada Common Stock that such holder would have been entitled to receive prior to the Merger.

     (c) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to one half the number of shares of Contango-Nevada Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 Cancellation of Stock. Upon the Effective Date of the Merger, any authorized but unissued shares of Contango-Nevada Common Stock, Contango-Nevada Series A Preferred Stock or Contango-Nevada Series B Preferred Stock (including Treasury shares) shall be canceled and no shares of Contango-Delaware Common Stock, Contango-Delaware Series A Preferred Stock or Contango-Delaware Series B Preferred Stock shall be issued in exchange therefor. Upon the Effective Date of the Merger, the one share of Contango-Delaware Common Stock presently issued and outstanding shall be canceled and returned to the status of authorized but unissued shares and no shares of common stock or other securities of the Surviving Corporation will be issued in respect thereof.

     3.4  Exchange of Certificates.

     (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Contango-Nevada Common Stock, Contango-Nevada Series A Preferred Stock or Contango-Nevada Series B Preferred Stock shall surrender the same for cancellation to the Transfer Agent, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of corresponding Contango-Delaware Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Contango-Nevada Common Stock, Contango-Nevada Series A Preferred Stock or Contango-Nevada Series B Preferred Stock shall be deemed for all purposes to represent the number of corresponding shares of whole Contango-Delaware Common Stock or Contango Delaware Preferred Stock into which such shares of Contango-Nevada Common Stock or Contango-Nevada Preferred Stock were converted in the Merger.

     (b) The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Contango-Delaware Stock represented by such outstanding certificate as provided above.

     (c) Each certificate representing Contango-Delaware Stock so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of corresponding stock of Contango-Nevada so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws. As applicable, the time period during which a stockholder has held the Contango-Nevada Common Stock and/or Contango-Nevada Preferred Stock shall be included in the time period during which such stockholder actually holds the Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock received in exchange for Contango-Nevada Common Stock and/or Contango-Nevada Preferred Stock for the purposes of determining the term of the restrictive period applicable to the Contango-Delaware Common Stock and/or Contango-Delaware Preferred Stock.

     (d) If any certificate for shares of Contango-Delaware Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise be in proper form for transfer, that such transfer otherwise be proper and the person requesting such transfer pay to Contango-Delaware or the Transfer Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Contango-Delaware that such tax has been paid or is not payable.

                                   ARTICLE IV

                                    GENERAL

     4.1 Covenants of Contango-Delaware. From time to time, as and when required by Contango-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Contango-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Contango-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Contango-Nevada and otherwise to carry out the purposes of this Merger Agreement.

     4.2 Abandonment. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either of the Constituent Corporations, or by both, notwithstanding the approval of this Merger Agreement by the stockholders of either of the Constituent Corporations, or by both.

     4.3 Amendment. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or certificate in lieu thereof) with the Secretary of State of the States of Delaware and Nevada; provided, however, that an amendment made subsequent to the adoption of this Merger Agreement by the stockholders of either of the Constituent Corporations shall not (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effective immediately after the Merger, or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

     4.4 Registered Office. The registered and principal office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, City of Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.

     4.5 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with the laws of the State of Delaware and, so far as applicable, the merger provisions of the NRS.

     4.6 Counterpart. To facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Merger Agreement having first been approved by the resolutions of the Boards of Directors of Contango-Delaware, a Delaware corporation, and Contango-Nevada, a Nevada corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized as of the date first above written.

                                            CONTANGO OIL & GAS COMPANY
                                            a Nevada corporation

                                            By:
                                              ----------------------------------
                                                      Kenneth R. Peak
                                                  Chief Executive Officer

ATTEST:

---------------------------------
Assistant Secretary

                                            CONTANGO OIL & GAS COMPANY
                                            a Delaware corporation

                                            By:
                                              ----------------------------------
                                                      Kenneth R. Peak
                                                  Chief Executive Officer

ATTEST:

---------------------------------
Assistant Secretary

                                                                      APPENDIX D

                                  CHAPTER 92A

                       MERGERS AND EXCHANGES OF INTEREST

                          RIGHTS OF DISSENTING OWNERS

     NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

     NRS 92A.305 "Beneficial Stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

     NRS 92A.310 "Corporate Action" defined. "Corporate action" means the action of a domestic corporation.

     NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

     NRS 92A.320 "Fair Value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

     NRS 92A.330 "Stockholder of Record" defined. "Stockholder of Record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

     NRS 92A.335 "Subject Corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

     NRS 92A.340 Computation of Interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

     NRS 92A.350  Rights of Dissenting Partner of Domestic Limited
Partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

     NRS 92A.360 Rights of Dissenting Member of Domestic Limited Liability Company. The articles of organization or operating agreement of a domestic limited liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited liability company is a constituent entity.

     NRS 92A.370  Rights of Dissenting Member Of Domestic Nonprofit Corporation.

     1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

     NRS 92A.380 Right of Stockholder to Dissent from Certain Corporate Actions and to Obtain Payment for Shares.

     1. Except as otherwise provided in NRS 92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the domestic corporation is a party:

             (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

     NRS 92A.390 Limitations on Right of Dissent: Stockholders of Certain Classes or Series; Action of Stockholders Not Required for Plan of Merger.

     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

             (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

             (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

     NRS 92A.400 Limitations on Right of Dissent: Assertion as to Portions Only to Shares Registered to Stockholder; Assertion by Beneficial Stockholder.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

     NRS 92A.410  Notification of Stockholders Regarding Right of Dissent.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

     NRS 92A.420  Prerequisites to Demand for Payment for Shares.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

     NRS 92A.430 Dissenter's Notice: Delivery to Stockholders Entitled to Assert Rights; Contents.

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

     NRS 92A.440 Demand for Payment and Deposit of Certificates; Retention of Rights of Stockholder.

     1. A stockholder to whom a dissenter's notice is sent must:

          (a) Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

     NRS 92A.450 Uncertificated Shares: Authority to Restrict Transfer After Demand for Payment; Retention of Rights of Stockholder.

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     NRS 92A.460  Payment for Shares: General Requirements.

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2. The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive.

     NRS 92A.470 Payment for Shares: Shares Acquired on or After Date of Dissenter's Notice.

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

     NRS 92A.480 Dissenter's Estimate of Fair Value: Notification of Subject Corporation; Demand for Payment of Estimate.

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

     NRS 92A.490 Legal Proceeding to Determine Fair Value: Duties of Subject Corporation; Powers of Court; Rights of Dissenter.

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

     NRS 92A.500 Legal Proceeding to Determine Fair Value: Assessment of Costs and Fees.

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                                                 [Form of Proxy]


CONTANGO OIL & GAS COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

         The undersigned stockholder of Contango Oil & Gas Company (the "Company") hereby acknowledges receipt of the Proxy Statement and the notice of the Annual Meeting of Stockholders to be held on Monday, November 20, 2000 at 10:00 a.m., local time, at the Renaissance Hotel, 6 Greenway Plaza East, Houston, Texas 77046, and hereby further revokes all previous proxies and appoints Kenneth R. Peak as proxy of the undersigned at the meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) Approval of a merger to effect a change in the Company's state of incorporation from Nevada to Delaware and with the change, to effect a contemporaneous two for one reverse stock split.

         [ ] FOR                [ ] AGAINST              [ ] ABSTAIN

(2)      The election of directors.

         [ ] AUTHORITY GRANTED                     [ ] AUTHORITY WITHHELD
             to vote for nominees listed               to vote for all
             below, except as indicated                nominees listed
             to the contrary below.                    below.

             Nominees:    Kenneth R. Peak
                          John B. Juneau
                          Joseph J. Romano
                          Darrell W. Williams
                          Robert J. Zahradnik
                          Jay D. Brehmer


(Instruction: To vote against any nominee, write that nominee's name in the space provided below)

--------------------------------------------------------------------------------

(3) Ratification of the selection of Arthur Andersen, LLP independent public accountants for the fiscal year ended June 30, 2001.

         [ ] FOR                [ ] AGAINST              [ ] ABSTAIN

(4) On such other matters as may properly come before the meeting and any adjournment thereof.

                (Continued and to be signed on the reverse side)

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" GRANT OF AUTHORITY TO VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 2 AND "FOR" PROPOSAL 3. THE PERSON NAMED AS PROXY WILL USE HIS DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN PROPOSAL 4. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:                                     , 2000
         ----------------------------------


------------------------------------------------------


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Sign exactly as your name appears on your share certificate When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.